                                  EXHIBIT 99.1

[Graphic Appears Here]                                   [Graphic Appears Here]

                               PRELIMINARY SAMPLE
                               POPULAR ABS 2005-1
                                 As of: 1/5/2005


                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Friedman, Billings, Ramsey & Co., Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Friedman, Billings, Ramsey & Co., Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the FBR Trading Desk at (703) 469-1225.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail


----------------------------------------------------------------------------     ------------------------------------------------
                         REQUIRED DATA                                                         ADDITIONAL DATA
----------------------------------------------------------------------------     ------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                            % FULL      % OWNER
ORIGINATOR      Loan Count      UPB        % UPB    GWAC     FICO   AVG LTV          AVG UPB     AVG DTI       DOC         OCC
---------------------------------------------------------------------------------------------------------------------------------
Equity One         4,054  641,683,577.24   100.00    6.866     646    82.41        158,284.06      40.69       76.63       94.49
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:             4,054  641,683,577.24   100.00    6.866     646    82.41        158,284.06      40.69       76.63       94.49
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                % FULL  % OWNER
PRINCIPAL BALANCE         Loan Count      UPB       % UPB    GWAC     FICO     AVG LTV      AVG UPB   AVG DTI     DOC      OCC
---------------------------------------------------------------------------------------------------------------------------------
<= 25,001.00                   38      884,107.44     0.14    9.830     640      21.06     23,265.99    37.86     89.20   100.00
---------------------------------------------------------------------------------------------------------------------------------
25,001.01 - 50,001.00         231    8,899,718.34     1.39    9.030     637      36.18     38,526.92    39.40     85.06    93.34
---------------------------------------------------------------------------------------------------------------------------------
50,001.01 - 75,001.00         387   24,687,876.51     3.85    7.826     633      74.56     63,792.96    38.10     85.24    86.48
---------------------------------------------------------------------------------------------------------------------------------
75,001.01 - 100,001.00        575   50,880,475.91     7.93    7.366     640      79.83     88,487.78    38.31     83.17    96.39
---------------------------------------------------------------------------------------------------------------------------------
100,001.01 - 125,001.00       592   66,734,362.04    10.40    7.003     640      85.24    112,726.96    38.60     82.77    94.94
---------------------------------------------------------------------------------------------------------------------------------
125,001.01 - 150,001.00       522   71,412,112.52    11.13    6.932     649      86.11    136,804.81    39.95     81.61    95.59
---------------------------------------------------------------------------------------------------------------------------------
150,001.01 - 175,001.00       379   61,335,699.74     9.56    6.867     646      85.83    161,835.62    40.73     81.40    95.40
---------------------------------------------------------------------------------------------------------------------------------
175,001.01 - 200,001.00       289   54,135,207.24     8.44    6.786     641      84.70    187,319.06    41.34     80.19    95.88
---------------------------------------------------------------------------------------------------------------------------------
200,001.01 - 225,001.00       244   51,883,713.71     8.09    6.666     650      84.77    212,638.17    42.51     78.85    95.05
---------------------------------------------------------------------------------------------------------------------------------
225,001.01 - 250,001.00       185   44,070,258.47     6.87    6.698     647      83.43    238,217.61    40.74     74.62    96.13
---------------------------------------------------------------------------------------------------------------------------------
250,001.01 - 275,001.00       124   32,350,324.13     5.04    6.668     653      83.58    260,889.71    40.64     70.82    94.37
---------------------------------------------------------------------------------------------------------------------------------
275,001.01 - 350,001.00       279   86,085,098.73    13.42    6.567     651      82.54    308,548.74    42.69     66.90    92.47
---------------------------------------------------------------------------------------------------------------------------------
350,001.01 - 450,001.00       157   61,084,416.38     9.52    6.427     655      81.19    389,072.72    42.33     69.10    94.94
---------------------------------------------------------------------------------------------------------------------------------
450,001.01 >=                  52   27,240,206.08     4.25    6.725     646      77.28    523,850.12    40.32     61.21    91.42
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                      4,054  641,683,577.24   100.00    6.866     646      82.41    158,284.06    40.69     76.63    94.49
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                            % FULL      % OWNER
CURRENT RATE       Loan Count      UPB       % UPB     GWAC    FICO      AVG LTV     AVG UPB     AVG DTI       DOC         OCC
---------------------------------------------------------------------------------------------------------------------------------
4.001 - 4.500            2      431,626.87     0.07     4.355    615       80.15   215,813.44      44.73      100.00      100.00
---------------------------------------------------------------------------------------------------------------------------------
4.501 - 5.500           81   19,213,072.01     2.99     5.359    679       77.45   237,198.42      40.34       86.98       97.36
---------------------------------------------------------------------------------------------------------------------------------
5.501 - 6.000          425   88,959,332.85    13.86     5.878    664       78.67   209,316.08      42.02       75.60       99.03
---------------------------------------------------------------------------------------------------------------------------------
6.001 - 6.500          725  140,750,641.29    21.93     6.334    656       82.62   194,138.82      41.88       76.80       97.24
---------------------------------------------------------------------------------------------------------------------------------
6.501 - 7.000        1,043  178,502,464.69    27.82     6.832    648       84.77   171,143.30      40.54       76.52       95.31
---------------------------------------------------------------------------------------------------------------------------------
7.001 - 7.500          643   94,100,190.44    14.66     7.307    635       85.92   146,345.55      40.06       76.09       91.35
---------------------------------------------------------------------------------------------------------------------------------
7.501 - 8.000          532   72,016,081.47    11.22     7.787    625       86.74   135,368.57      39.33       74.57       90.86
---------------------------------------------------------------------------------------------------------------------------------
8.001 - 8.500          241   25,423,843.60     3.96     8.277    626       81.22   105,493.13      37.99       79.01       79.30
---------------------------------------------------------------------------------------------------------------------------------
8.501 - 9.000          139   11,526,453.46     1.80     8.788    604       73.76    82,924.13      39.33       86.11       89.00
---------------------------------------------------------------------------------------------------------------------------------
9.001 - 9.500           67    3,591,432.22     0.56     9.326    626       46.14    53,603.47      38.72       78.87       94.52
---------------------------------------------------------------------------------------------------------------------------------
9.501 - 10.000          79    3,676,467.64     0.57     9.839    634       31.07    46,537.57      38.40       69.22       94.01
---------------------------------------------------------------------------------------------------------------------------------
10.001 - 10.500         36    1,572,704.49     0.25    10.300    634       22.17    43,686.24      42.16       60.87      100.00
---------------------------------------------------------------------------------------------------------------------------------
10.501 >=               41    1,919,266.21     0.30    11.064    633       18.52    46,811.37      42.64       52.89       97.69
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:               4,054  641,683,577.24   100.00     6.866    646       82.41   158,284.06      40.69       76.63       94.49
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                            % FULL      % OWNER
CREDIT SCORE     Loan Count    UPB        % UPB      GWAC      FICO      AVG LTV       AVG UPB     AVG DTI    DOC          OCC
---------------------------------------------------------------------------------------------------------------------------------
520 - 539            52    7,525,169.37     1.17      7.611      532       75.83      144,714.80      42.68    94.45      100.00
---------------------------------------------------------------------------------------------------------------------------------
540 - 559           105   15,153,364.83     2.36      7.539      551       78.27      144,317.76      40.15    93.95       98.66
---------------------------------------------------------------------------------------------------------------------------------
560 - 579           180   28,073,557.68     4.37      7.324      571       80.30      155,964.21      40.59    93.94       98.33
---------------------------------------------------------------------------------------------------------------------------------
580 - 599           347   54,119,254.01     8.43      7.023      591       81.25      155,963.27      40.28    84.59       97.43
---------------------------------------------------------------------------------------------------------------------------------
600 - 619           491   74,100,317.66    11.55      6.984      609       80.44      150,917.14      40.37    84.54       95.71
---------------------------------------------------------------------------------------------------------------------------------
620 - 639           787  114,830,243.07    17.90      6.967      629       81.29      145,908.82      41.07    80.79       95.97
---------------------------------------------------------------------------------------------------------------------------------
640 - 659           741  114,933,920.23    17.91      6.860      650       83.48      155,106.51      40.73    69.08       93.90
---------------------------------------------------------------------------------------------------------------------------------
660 - 679           501   81,290,478.25    12.67      6.750      670       83.71      162,256.44      40.89    68.87       91.21
---------------------------------------------------------------------------------------------------------------------------------
680 - 699           422   76,651,317.24    11.95      6.596      689       86.15      181,638.19      41.54    70.26       93.15
---------------------------------------------------------------------------------------------------------------------------------
700 - 719           173   28,564,066.62     4.45      6.707      709       84.50      165,110.21      40.22    64.72       91.47
---------------------------------------------------------------------------------------------------------------------------------
720 - 739           104   19,094,209.21     2.98      6.424      729       81.15      183,598.17      38.83    71.91       91.12
---------------------------------------------------------------------------------------------------------------------------------
740 - 759            68   12,460,739.89     1.94      6.396      749       82.88      183,246.17      39.47    80.85       95.73
---------------------------------------------------------------------------------------------------------------------------------
760 - 779            54   10,304,378.93     1.61      6.244      768       81.37      190,821.83      39.72    77.16       92.93
---------------------------------------------------------------------------------------------------------------------------------
780 - 799            23    3,940,726.07     0.61      6.470      789       75.28      171,335.92      38.34    72.88       85.19
---------------------------------------------------------------------------------------------------------------------------------
800 - 819             6      641,834.18     0.10      6.954      807       64.73      106,972.36      37.94    78.46       86.64
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:            4,054  641,683,577.24   100.00      6.866      646       82.41      158,284.06      40.69    76.63       94.49
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                                                                               % FULL    % OWNER
LIEN STATUS        Loan Count     UPB         % UPB     GWAC     FICO      AVG LTV      AVG UPB      AVG DTI     DOC       OCC
---------------------------------------------------------------------------------------------------------------------------------
FIRST LIENS          3,753  626,957,584.57     97.71     6.809     646       83.90     167,055.05      40.64     76.64     94.38
---------------------------------------------------------------------------------------------------------------------------------
SECOND LIENS           301   14,725,992.67      2.29     9.314     647       18.87      48,923.56      42.84     76.19     99.43
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:               4,054  641,683,577.24    100.00     6.866     646       82.41     158,284.06      40.69     76.63     94.49
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                             % FULL     % OWNER
ORIG LTV          Loan Count        UPB       % UPB     GWAC      FICO    AVG LTV       AVG UPB    AVG DTI       DOC        OCC
---------------------------------------------------------------------------------------------------------------------------------
<= 40.00               328   19,173,415.07     2.99     8.677      650     22.28      58,455.53     42.24       68.08      97.82
---------------------------------------------------------------------------------------------------------------------------------
40.01 - 50.00           40    6,675,576.08     1.04     6.898      650     46.62     166,889.40     34.50       70.41      70.92
---------------------------------------------------------------------------------------------------------------------------------
50.01 - 60.00           71   11,305,299.52     1.76     6.625      640     56.04     159,229.57     38.45       59.16      87.38
---------------------------------------------------------------------------------------------------------------------------------
60.01 - 70.00          233   44,766,557.99     6.98     6.509      644     66.55     192,131.15     39.66       68.04      87.31
---------------------------------------------------------------------------------------------------------------------------------
70.01 - 80.00        1,248  208,584,193.39    32.51     6.606      643     78.23     167,134.77     40.83       69.70      91.57
---------------------------------------------------------------------------------------------------------------------------------
80.01 - 90.00        1,158  199,355,557.21    31.07     6.873      638     87.30     172,155.06     40.74       74.46      96.45
---------------------------------------------------------------------------------------------------------------------------------
90.01 - 100.00         976  151,822,977.98    23.66     7.108      663     97.53     155,556.33     41.00       94.20      99.20
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:               4,054  641,683,577.24   100.00     6.866      646     82.41     158,284.06     40.69       76.63      94.49
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                                                                               % FULL    % OWNER
COMBINED LTV      Loan Count        UPB        % UPB      GWAC      FICO    AVG LTV       AVG UPB    AVG DTI     DOC       OCC
---------------------------------------------------------------------------------------------------------------------------------
<= 40.00               27    4,447,422.40      0.69      6.569      660       33.59     164,719.35     40.27     41.24     92.51
---------------------------------------------------------------------------------------------------------------------------------
40.01 - 50.00          42    6,839,146.42      1.07      7.000      649       45.83     162,836.82     34.56     69.67     71.62
---------------------------------------------------------------------------------------------------------------------------------
50.01 - 60.00          71   11,305,299.52      1.76      6.625      640       56.04     159,229.57     38.45     59.16     87.38
---------------------------------------------------------------------------------------------------------------------------------
60.01 - 70.00         242   45,412,119.84      7.08      6.550      644       65.88     187,653.39     39.67     67.97     87.41
---------------------------------------------------------------------------------------------------------------------------------
70.01 - 80.00       1,272  210,130,735.08     32.75      6.627      643       77.80     165,197.12     40.81     69.57     91.61
---------------------------------------------------------------------------------------------------------------------------------
80.01 - 90.00       1,194  201,382,785.45     31.38      6.895      638       86.59     168,662.30     40.77     74.29     96.49
---------------------------------------------------------------------------------------------------------------------------------
90.01 - 100.00      1,206  162,166,068.53     25.27      7.248      662       92.54     134,466.06     41.16     93.60     99.25
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:              4,054  641,683,577.24    100.00      6.866      646       82.41     158,284.06     40.69     76.63     94.49
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                                                                              % FULL     % OWNER
SILENT SECONDS   Loan Count        UPB       % UPB    GWAC    FICO      AVG LTV       AVG UPB     AVG DTI       DOC         OCC
---------------------------------------------------------------------------------------------------------------------------------
N                   3,899  613,345,064.00    95.58    6.882    646       82.56     157,308.30      40.63       76.61       94.29
---------------------------------------------------------------------------------------------------------------------------------
Y                     155   28,338,513.24     4.42    6.522    647       79.20     182,829.12      42.00       77.24       98.83
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:              4,054  641,683,577.24   100.00    6.866    646       82.41     158,284.06      40.69       76.63       94.49
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                              % FULL    % OWNER
DOC TYPE        Loan Count        UPB       % UPB      GWAC       FICO     AVG LTG       WA PB     AVG DTI      Doc     Occupied
---------------------------------------------------------------------------------------------------------------------------------
FULL               3,240  491,750,603.87    76.63      6.855       642      83.73     151,774.88     40.90     100.00      95.59
---------------------------------------------------------------------------------------------------------------------------------
STATED               671  124,963,859.44    19.47      6.828       666      76.56     186,235.26     41.37       0.00      92.23
---------------------------------------------------------------------------------------------------------------------------------
ALT                  130   22,707,358.60     3.54      7.215       632      87.10     174,671.99     32.63       0.00      86.67
---------------------------------------------------------------------------------------------------------------------------------
LITE                  13    2,261,755.33     0.35      7.848       613      70.54     173,981.18     39.38       0.00      58.66
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:             4,054  641,683,577.24   100.00      6.866       646      82.41     158,284.06     40.69      76.63      94.49
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                              % FULL    % OWNER
LOAN PURPOSE         Loan Count      UPB         % UPB     GWAC      FICO     AVG LTG      WA PB     AVG DTI    Doc     Occupied
---------------------------------------------------------------------------------------------------------------------------------
CASHOUT REFI            2,974  482,596,783.00      75.21     6.854      643      82.52   162,271.95    40.80    77.70      95.43
---------------------------------------------------------------------------------------------------------------------------------
PURCHASE                  663   96,613,470.02      15.06     6.926      663      81.23   145,721.67    40.22    67.76      88.63
---------------------------------------------------------------------------------------------------------------------------------
RATE/TERM REFI            417   62,473,324.22       9.74     6.864      647      83.36   149,816.13    40.64    82.09      96.33
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                  4,054  641,683,577.24     100.00     6.866      646      82.41   158,284.06    40.69    76.63      94.49
---------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                % FULL   % OWNER
OCCUPANCY           Loan Count      UPB          % UPB     GWAC      FICO      AVG LTG       WA PB    AVG DTI     Doc    Occupied
---------------------------------------------------------------------------------------------------------------------------------
OWNER OCCUPIED         3,825  606,345,414.01     94.49     6.838      645       82.85    158,521.68    40.99     77.53    100.00
---------------------------------------------------------------------------------------------------------------------------------
NON-OWNER                201   30,394,577.93      4.74     7.392      664       73.16    151,216.81    34.35     62.95      0.00
---------------------------------------------------------------------------------------------------------------------------------
SECOND HOME               28    4,943,585.30      0.77     7.063      660       85.12    176,556.62    42.79     51.37      0.00
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                 4,054  641,683,577.24    100.00     6.866      646       82.41    158,284.06    40.69     76.63     94.49
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                               % FULL   % OWNER
PROPERTY TYPE      Loan Count      UPB        % UPB      GWAC      FICO      AVG LTG        WA PB    AVG DTI     Doc    Occupied
---------------------------------------------------------------------------------------------------------------------------------
SINGLE FAMILY        3,690  574,764,839.65     89.57      6.853      645       82.96     155,762.83    40.76     77.48     96.39
---------------------------------------------------------------------------------------------------------------------------------
2-4 FAMILY             212   44,109,072.27      6.87      6.911      656       76.71     208,061.66    43.62     63.12     81.08
---------------------------------------------------------------------------------------------------------------------------------
CONDO                  104   14,537,117.34      2.27      7.037      658       81.47     139,779.97    41.28     75.47     91.26
---------------------------------------------------------------------------------------------------------------------------------
MULTI-FAMILY            16    4,553,697.78      0.71      7.331      687       69.20     284,606.11     1.48    100.00      4.99
---------------------------------------------------------------------------------------------------------------------------------
TOWNHOUSE               20    2,822,453.61      0.44      7.066      626       83.65     141,122.68    42.16     89.80     91.62
---------------------------------------------------------------------------------------------------------------------------------
ROW HOUSE               12      896,396.59      0.14      7.185      641       83.86      74,699.72    40.16     58.37     54.09
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:               4,054  641,683,577.24    100.00      6.866      646       82.41     158,284.06    40.69     76.63     94.49
---------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                                                                                               % FULL    % OWNER
STATE              Loan Count      UPB        % UPB     GWAC      FICO      AVG LTG         WA PB    AVG DTI     Doc    Occupied
---------------------------------------------------------------------------------------------------------------------------------
California             262   61,676,222.48     9.61     6.560      662       75.09      235,405.43    43.31      69.63     93.57
---------------------------------------------------------------------------------------------------------------------------------
New York               250   59,869,736.91     9.33     6.624      643       75.70      239,478.95    43.49      61.90     95.36
---------------------------------------------------------------------------------------------------------------------------------
Michigan               338   46,146,476.12     7.19     6.804      645       85.56      136,528.04    40.76      77.25     97.73
---------------------------------------------------------------------------------------------------------------------------------
Ohio                   299   36,210,765.47     5.64     6.941      644       86.58      121,106.24    40.71      84.12     97.45
---------------------------------------------------------------------------------------------------------------------------------
Maryland               198   34,942,529.19     5.45     6.870      629       80.58      176,477.42    40.95      87.64     95.72
---------------------------------------------------------------------------------------------------------------------------------
Florida                232   33,566,571.03     5.23     6.874      651       83.47      144,683.50    41.02      75.64     96.82
---------------------------------------------------------------------------------------------------------------------------------
Virginia               177   30,894,634.94     4.81     6.834      645       83.53      174,545.96    41.34      82.81     97.55
---------------------------------------------------------------------------------------------------------------------------------
North Carolina         195   27,748,957.81     4.32     7.260      645       86.71      142,302.35    36.62      60.72     93.11
---------------------------------------------------------------------------------------------------------------------------------
Pennsylvania           203   27,328,949.70     4.26     7.115      637       83.73      134,625.37    39.93      82.30     92.04
---------------------------------------------------------------------------------------------------------------------------------
New Jersey             117   25,729,488.47     4.01     6.773      643       81.62      219,910.16    41.09      73.56     86.00
---------------------------------------------------------------------------------------------------------------------------------
Illinois               135   21,217,291.67     3.31     7.049      640       83.37      157,165.12    41.93      78.30     95.89
---------------------------------------------------------------------------------------------------------------------------------
Georgia                144   20,682,954.42     3.22     7.043      654       87.90      143,631.63    38.96      81.57     96.83
---------------------------------------------------------------------------------------------------------------------------------
Wisconsin              125   17,907,213.65     2.79     6.977      652       87.47      143,257.71    40.65      79.14     94.70
---------------------------------------------------------------------------------------------------------------------------------
Missouri               141   16,994,791.41     2.65     6.997      644       86.38      120,530.44    38.69      85.98     97.45
---------------------------------------------------------------------------------------------------------------------------------
Massachusetts           74   16,100,708.40     2.51     6.448      653       77.33      217,577.14    38.49      77.93     85.56
---------------------------------------------------------------------------------------------------------------------------------
Arizona                 97   14,933,863.63     2.33     6.598      647       85.26      153,957.36    39.76      75.22     95.00
---------------------------------------------------------------------------------------------------------------------------------
Minnesota               78   14,151,400.74     2.21     6.855      662       84.23      181,428.21    40.65      80.32     90.94
---------------------------------------------------------------------------------------------------------------------------------
Connecticut             80   13,905,451.09     2.17     7.055      647       78.32      173,818.14    42.37      73.96     88.46
---------------------------------------------------------------------------------------------------------------------------------
Tennessee              111   13,306,317.67     2.07     6.995      645       86.20      119,876.74    40.43      83.70     99.57
---------------------------------------------------------------------------------------------------------------------------------
Indiana                110   12,599,856.19     1.96     6.975      651       86.37      114,544.15    40.65      90.62     98.19
---------------------------------------------------------------------------------------------------------------------------------
Nevada                  56   11,191,119.88     1.74     6.634      644       79.49      199,841.43    41.32      77.26     96.43
---------------------------------------------------------------------------------------------------------------------------------
Rhode Island            49   10,820,053.03     1.69     6.934      660       78.62      220,817.41    37.53      76.42     79.57
---------------------------------------------------------------------------------------------------------------------------------
South Carolina          80   10,050,005.22     1.57     7.394      625       87.93      125,625.07    38.17      72.55     94.01
---------------------------------------------------------------------------------------------------------------------------------
Kansas                  76    8,129,429.45     1.27     7.092      646       87.98      106,966.18    38.40      86.36     97.65
---------------------------------------------------------------------------------------------------------------------------------
Kentucky                60    7,857,178.69     1.22     6.736      649       83.97      130,952.98    40.27      82.34     96.06
---------------------------------------------------------------------------------------------------------------------------------
Alabama                 53    5,798,703.69     0.90     7.223      648       82.11      109,409.50    38.34      86.94    100.00
---------------------------------------------------------------------------------------------------------------------------------
Delaware                39    5,414,782.87     0.84     6.921      642       84.40      138,840.59    37.11      84.52     89.18
---------------------------------------------------------------------------------------------------------------------------------
Washington              34    5,262,093.20     0.82     7.055      670       83.20      154,767.45    39.63      77.61     92.69
---------------------------------------------------------------------------------------------------------------------------------
Oregon                  21    3,692,457.61     0.58     6.464      651       82.22      175,831.31    40.82      72.07    100.00
---------------------------------------------------------------------------------------------------------------------------------
Maine                   18    3,547,576.40     0.55     6.647      622       81.29      197,087.58    42.40      66.93    100.00
---------------------------------------------------------------------------------------------------------------------------------
Utah                    26    3,082,869.75     0.48     6.805      663       85.27      118,571.91    39.91      94.53    100.00
---------------------------------------------------------------------------------------------------------------------------------
New Mexico              24    3,047,680.03     0.47     6.737      645       89.70      126,986.67    36.90      67.00     97.04
---------------------------------------------------------------------------------------------------------------------------------
Colorado                23    3,029,995.52     0.47     6.717      640       79.56      131,738.94    41.84      72.98     98.33
---------------------------------------------------------------------------------------------------------------------------------
South Dakota            25    2,845,050.62     0.44     7.874      609       87.66      113,802.02    36.16      53.63     88.30
---------------------------------------------------------------------------------------------------------------------------------
New Hampshire           17    2,733,654.69     0.43     6.835      633       75.55      160,803.22    36.42      94.89     86.16
---------------------------------------------------------------------------------------------------------------------------------
Iowa                    24    2,380,887.28     0.37     7.313      651       89.16       99,203.64    37.25      86.87     97.01
---------------------------------------------------------------------------------------------------------------------------------
Oklahoma                19    1,891,450.20     0.29     7.194      656       86.29       99,550.01    36.81      87.55    100.00
---------------------------------------------------------------------------------------------------------------------------------
Nebraska                15    1,695,918.26     0.26     7.345      650       87.71      113,061.22    34.24      92.71    100.00
---------------------------------------------------------------------------------------------------------------------------------
Idaho                   10    1,317,953.91     0.21     7.069      658       77.98      131,795.39    42.00      61.46     61.97
---------------------------------------------------------------------------------------------------------------------------------
Texas                    8      879,056.54     0.14     7.954      620       86.00      109,882.07    43.15      75.76    100.00
---------------------------------------------------------------------------------------------------------------------------------
Montana                  4      454,006.55     0.07     7.886      617       78.33      113,501.64    32.13     100.00     78.50
---------------------------------------------------------------------------------------------------------------------------------
North Dakota             4      402,396.33     0.06     8.613      648       82.88      100,599.08    30.37      81.39     46.59
---------------------------------------------------------------------------------------------------------------------------------
Wyoming                  3      245,076.53     0.04     7.486      643       74.06       81,692.18    37.26     100.00     82.69
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:               4,054  641,683,577.24   100.00     6.866      646       82.41      158,284.06    40.69      76.63     94.49
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                                                                              % FULL    % OWNER
ZIP CODES     Loan Count     UPB         % UPB       GWAC       FICO     AVG LTV      AVG UPB      AVG DTI      DOC        OCC
---------------------------------------------------------------------------------------------------------------------------------
11412              9    1,894,932.97      0.30       7.065       587      77.99      210,548.11      43.94      87.26     100.00
---------------------------------------------------------------------------------------------------------------------------------
11236              9    1,876,381.27      0.29       6.834       688      69.88      208,486.81      44.23      49.34     100.00
---------------------------------------------------------------------------------------------------------------------------------
20774              8    1,691,425.76      0.26       6.597       635      86.70      211,428.22      44.80     100.00     100.00
---------------------------------------------------------------------------------------------------------------------------------
11757              5    1,574,346.54      0.25       6.713       634      83.79      314,869.31      45.92      60.47     100.00
---------------------------------------------------------------------------------------------------------------------------------
2863               6    1,428,213.65      0.22       7.255       694      80.95      238,035.61      27.61      67.36      64.43
---------------------------------------------------------------------------------------------------------------------------------
23454              6    1,405,739.43      0.22       7.052       635      91.41      234,289.91      43.98      70.47     100.00
---------------------------------------------------------------------------------------------------------------------------------
22193              4    1,359,198.61      0.21       6.900       622      83.21      339,799.65      47.55      72.10     100.00
---------------------------------------------------------------------------------------------------------------------------------
10312              4    1,312,288.92      0.20       6.480       695      81.35      328,072.23      38.01     100.00      76.03
---------------------------------------------------------------------------------------------------------------------------------
20744              5    1,275,543.17      0.20       6.537       611      81.21      255,108.63      45.08     100.00     100.00
---------------------------------------------------------------------------------------------------------------------------------
11726              4    1,262,382.66      0.20       5.934       708      86.84      315,595.67      41.21      32.38      80.34
---------------------------------------------------------------------------------------------------------------------------------
All Others     3,994  626,603,124.26     97.65       6.869       646      82.42      156,886.11      40.65      76.70      94.53
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:         4,054  641,683,577.24    100.00       6.866       646      82.41      158,284.06      40.69      76.63      94.49
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                              % FULL    % OWNER
AMORT TYPE       Loan Count      UPB        % UPB     GWAC      FICO      AVG LTG        WA PB      AVG DTI     Doc     Occupied
---------------------------------------------------------------------------------------------------------------------------------
Fixed 30 yr        2,387  401,495,415.55     62.57     6.822      649       83.53     168,200.84      41.00     79.36      96.14
---------------------------------------------------------------------------------------------------------------------------------
ARM 2/28             965  161,427,031.29     25.16     6.807      640       85.20     167,281.90      40.14     69.64      90.50
---------------------------------------------------------------------------------------------------------------------------------
ARM 3/27             139   24,927,610.25      3.88     6.618      644       84.22     179,335.33      42.26     66.73      93.50
---------------------------------------------------------------------------------------------------------------------------------
Fixed 20 yr          169   18,892,091.55      2.94     7.167      648       75.82     111,787.52      39.32     80.52      97.30
---------------------------------------------------------------------------------------------------------------------------------
Fixed 15 yr          124   14,153,935.40      2.21     7.043      641       73.13     114,144.64      39.37     82.46      96.48
---------------------------------------------------------------------------------------------------------------------------------
Balloon 15 yr        218   10,786,497.25      1.68     9.063      647       23.50      49,479.35      42.57     80.37      99.22
---------------------------------------------------------------------------------------------------------------------------------
ARM 5/25              23    4,860,449.29      0.76     6.895      651       81.64     211,323.88      42.86     82.17      87.33
---------------------------------------------------------------------------------------------------------------------------------
Fixed 25 yr           12    2,132,839.06      0.33     6.547      660       85.26     177,736.59      36.20     88.36     100.00
---------------------------------------------------------------------------------------------------------------------------------
Fixed 10 yr           13    1,678,243.44      0.26     7.077      622       69.98     129,095.65      38.21     77.10     100.00
---------------------------------------------------------------------------------------------------------------------------------
Balloon 10 yr          3    1,191,136.85      0.19     8.154      670       56.95     397,045.62       1.53    100.00       0.00
---------------------------------------------------------------------------------------------------------------------------------
Balloon 5 yr           1      138,327.31      0.02     7.990      671       23.15     138,327.31      47.50    100.00     100.00
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:             4,054  641,683,577.24    100.00     6.866      646       82.41     158,284.06      40.69     76.63      94.49
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                             % FULL     % OWNER
MTH TO MTY       Loan Count      UPB         % UPB       GWAC     FICO     AVG LTV      AVG UPB    AVG DTI      DOC        OCC
---------------------------------------------------------------------------------------------------------------------------------
1 - 180               359   27,948,140.25      4.36       7.876     643      52.85     77,849.97     38.96      82.17      93.66
---------------------------------------------------------------------------------------------------------------------------------
181 - 240             169   18,892,091.55      2.94       7.167     648      75.82    111,787.52     39.32      80.52      97.30
---------------------------------------------------------------------------------------------------------------------------------
241 >=              3,526  594,843,345.44     92.70       6.809     646      84.01    168,702.03     40.82      76.25      94.44
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:              4,054  641,683,577.24    100.00       6.866     646      82.41    158,284.06     40.69      76.63      94.49
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                            % FULL     % OWNER
PERIODIC CAP    Loan Count      UPB         % UPB       GWAC     FICO     AVG LTV      AVG UPB    AVG DTI      DOC        OCC
---------------------------------------------------------------------------------------------------------------------------------
0                   2,927  450,468,486.41     70.20       6.901     649      81.31    153,901.09     40.78      79.63      96.05
---------------------------------------------------------------------------------------------------------------------------------
1                     642  109,191,301.82     17.02       6.599     647      84.84    170,079.91     42.45      69.21      96.43
---------------------------------------------------------------------------------------------------------------------------------
1.5                   449   75,645,302.50     11.79       7.053     632      85.81    168,475.06     37.56      71.21      83.98
---------------------------------------------------------------------------------------------------------------------------------
2                      35    6,328,144.72      0.99       6.776     653      77.70    180,804.13     41.76      56.15      76.35
---------------------------------------------------------------------------------------------------------------------------------
3                       1       50,341.79      0.01       8.750     627      80.00     50,341.79      6.62     100.00       0.00
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:              4,054  641,683,577.24    100.00       6.866     646      82.41    158,284.06     40.69      76.63      94.49
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                               % FULL   % OWNER
MTH TO RESET      Loan Count     UPB          % UPB     GWAC      FICO      AVG LTV       AVG UPB    AVG DTI     DOC       OCC
---------------------------------------------------------------------------------------------------------------------------------
<= 1                 2,927  450,468,486.41     70.20     6.901      649       81.31     153,901.09     40.78     79.63     96.05
---------------------------------------------------------------------------------------------------------------------------------
13 - 24                965  161,427,031.29     25.16     6.807      640       85.20     167,281.90     40.14     69.64     90.50
---------------------------------------------------------------------------------------------------------------------------------
25 >=                  162   29,788,059.54      4.64     6.663      645       83.80     183,876.91     42.35     69.25     92.50
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:               4,054  641,683,577.24    100.00     6.866      646       82.41     158,284.06     40.69     76.63     94.49
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                               % FULL    % OWNER
LIFE MAXIMUM RATE     Loan Count      UPB         % UPB     GWAC    FICO     AVG LTV      AVG UPB     AVG DTI     DOC       OCC
---------------------------------------------------------------------------------------------------------------------------------
<= 11.999               3,016  470,874,959.43     73.38     6.846    649      81.36    156,125.65      40.80     79.39     96.12
---------------------------------------------------------------------------------------------------------------------------------
12.000 - 12.499            87   15,726,683.18      2.45     6.099    650       84.4    180,766.47      41.78     78.98     92.32
---------------------------------------------------------------------------------------------------------------------------------
12.500 - 12.999           236   44,839,035.97      6.99     6.481    643      83.24    189,995.92      39.54     72.41     89.07
---------------------------------------------------------------------------------------------------------------------------------
13.000 - 13.499           266   42,230,067.97      6.58     6.686    646       85.8    158,759.65      41.64     71.30     93.84
---------------------------------------------------------------------------------------------------------------------------------
13.500 - 13.999           257   42,527,860.58      6.63     7.358    633      88.86    165,478.06      39.89     64.28     91.80
---------------------------------------------------------------------------------------------------------------------------------
14.000 - 14.499           101   13,454,383.98      2.10     7.774    635      84.65    133,211.72      38.39     51.68     81.84
---------------------------------------------------------------------------------------------------------------------------------
14.500 - 14.999            61    7,372,612.57      1.15     8.293    606      81.78    120,862.50      39.80     69.24     73.20
---------------------------------------------------------------------------------------------------------------------------------
15.000 - 15.499            13    1,095,753.01      0.17     8.531    585      75.34     84,288.69      44.09     72.84     77.86
---------------------------------------------------------------------------------------------------------------------------------
15.500 - 15.999             8    1,098,392.99      0.17     7.033    630      82.56    137,299.12      44.56     74.77     81.68
---------------------------------------------------------------------------------------------------------------------------------
16.000 - 16.499             2      431,968.91      0.07     6.695    633      73.68    215,984.46      45.69     23.00    100.00
---------------------------------------------------------------------------------------------------------------------------------
16.500 - 16.999             3      839,573.86      0.13     6.782    615      82.92    279,857.95      47.12    100.00    100.00
---------------------------------------------------------------------------------------------------------------------------------
17.000 - 17.499             2      678,194.01      0.11     7.313    579      82.44    339,097.01      40.72    100.00    100.00
---------------------------------------------------------------------------------------------------------------------------------
17.500 - 17.999             2      514,090.78      0.08     7.990    627      70.04    257,045.39      45.02     55.36    100.00
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                  4,054  641,683,577.24    100.00     6.866    646      82.41    158,284.06      40.69     76.63     94.49
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                               % FULL   % OWNER
MARGIN           Loan Count      UPB          % UPB     GWAC      FICO    AVG LTV        AVG UPB     AVG DTI     DOC       OCC
---------------------------------------------------------------------------------------------------------------------------------
<= 2.999             2,928  450,658,993.31     70.23     6.901      649     81.32      153,913.59      40.78     79.64     96.06
---------------------------------------------------------------------------------------------------------------------------------
3.500 - 3.999            1      131,237.53      0.02     6.000      612     93.93      131,237.53      36.73    100.00    100.00
---------------------------------------------------------------------------------------------------------------------------------
4.000 - 4.499            1      295,201.10      0.05     4.380      579        80      295,201.10      48.19    100.00    100.00
---------------------------------------------------------------------------------------------------------------------------------
4.500 - 4.999            6    1,469,417.98      0.23     5.376      659     84.26      244,903.00      44.06     87.46    100.00
---------------------------------------------------------------------------------------------------------------------------------
5.000 - 5.499           42    8,404,136.28      1.31     5.705      657     82.45      200,098.48      40.09     79.24     96.13
---------------------------------------------------------------------------------------------------------------------------------
5.500 - 5.999          131   23,384,869.28      3.64     5.977      653     81.23      178,510.45      43.37     70.59     98.33
---------------------------------------------------------------------------------------------------------------------------------
6.000 - 6.499          194   32,557,548.68      5.07     6.404      655     84.62      167,822.42      42.13     63.83     96.30
---------------------------------------------------------------------------------------------------------------------------------
6.500 - 6.999          561   94,071,284.21     14.66     7.014      635      86.1      167,685.00      38.51     69.32     86.30
---------------------------------------------------------------------------------------------------------------------------------
7.000 - 7.499           80   12,918,054.07      2.01     7.347      643     86.14      161,475.68      42.67     68.63     86.04
---------------------------------------------------------------------------------------------------------------------------------
7.500 - 7.999           70   12,427,064.76      1.94     7.388      624     84.09      177,529.50      43.53     76.40     96.83
---------------------------------------------------------------------------------------------------------------------------------
8.000 >=                40    5,365,770.04      0.84     8.056      615     87.23      134,144.25      39.77     67.62     89.59
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:               4,054  641,683,577.24    100.00     6.866      646     82.41      158,284.06      40.69     76.63     94.49
---------------------------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


----------------------------------------------------------------------------     ------------------------------------------------
                             REQUIRED DATA                                                        ADDITIONAL DATA
----------------------------------------------------------------------------     ------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                              % FULL     % OWNER
ORIGINATOR         Loan Count      UPB         % UPB     GWAC    FICO    AVG LTV      AVG UPB     AVG DTI       DOC        OCC
---------------------------------------------------------------------------------------------------------------------------------
Equity One            2,927   450,468,486.41    100.00   6.901    649     81.31     153,901.09      40.78       79.63      96.05
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                2,927   450,468,486.41    100.00   6.901    649     81.31     153,901.09      40.78       79.63      96.05
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                % FULL   % OWNER
PRINCIPAL BALANCE        Loan Count       UPB       % UPB     GWAC     FICO    AVG LTV      AVG UPB   AVG DTI     DOC       OCC
---------------------------------------------------------------------------------------------------------------------------------
<= 25,001.00                  37       859,138.61    0.19     9.872     642     20.64     23,219.96    38.56     88.88    100.00
---------------------------------------------------------------------------------------------------------------------------------
25,001.01 - 50,001.00        208     7,875,336.44    1.75     9.137     641     30.58     37,862.19    39.90     85.96     94.88
---------------------------------------------------------------------------------------------------------------------------------
50,001.01 - 75,001.00        293    18,629,538.53    4.14     7.914     635     71.83     63,582.04    38.13     86.84     90.62
---------------------------------------------------------------------------------------------------------------------------------
75,001.01 - 100,001.00       429    37,977,680.61    8.43     7.447     644     78.14     88,526.06    38.26     84.72     96.93
---------------------------------------------------------------------------------------------------------------------------------
100,001.01 - 125,001.00      409    46,100,386.89   10.23     7.059     642     84.90    112,714.88    38.19     84.87     95.87
---------------------------------------------------------------------------------------------------------------------------------
125,001.01 - 150,001.00      354    48,382,996.33   10.74     6.995     650     85.75    136,675.13    40.12     84.90     97.18
---------------------------------------------------------------------------------------------------------------------------------
150,001.01 - 175,001.00      266    42,994,042.99    9.54     6.902     648     85.23    161,631.74    40.95     83.32     96.18
---------------------------------------------------------------------------------------------------------------------------------
175,001.01 - 200,001.00      204    38,259,815.31    8.49     6.827     642     84.50    187,548.11    41.37     84.67     97.05
---------------------------------------------------------------------------------------------------------------------------------
200,001.01 - 225,001.00      172    36,536,190.31    8.11     6.714     650     84.22    212,419.71    42.44     82.70     94.75
---------------------------------------------------------------------------------------------------------------------------------
225,001.01 - 250,001.00      133    31,633,333.16    7.02     6.635     648     83.18    237,844.61    40.83     78.97     98.46
---------------------------------------------------------------------------------------------------------------------------------
250,001.01 - 275,001.00       82    21,400,706.82    4.75     6.628     652     81.81    260,984.23    42.26     74.24     97.57
---------------------------------------------------------------------------------------------------------------------------------
275,001.01 - 350,001.00      199    61,366,002.78   13.62     6.538     655     82.12    308,371.87    42.34     66.74     94.35
---------------------------------------------------------------------------------------------------------------------------------
350,001.01 - 450,001.00      110    42,610,479.74    9.46     6.377     659     79.90    387,368.00    42.67     72.37     98.29
---------------------------------------------------------------------------------------------------------------------------------
450,001.01 >=                 31    15,842,837.89    3.52     6.692     655     75.89    511,059.29    41.18     72.67     91.87
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                     2,927   450,468,486.41  100.00     6.901     649     81.31    153,901.09    40.78     79.63     96.05
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                               % FULL    % OWNER
CURRENT RATE       Loan Count      UPB         % UPB     GWAC      FICO    AVG LTV       AVG UPB     AVG DTI     DOC       OCC
---------------------------------------------------------------------------------------------------------------------------------
4.501 - 5.500            36     9,388,428.04     2.08     5.431      696     73.99     260,789.67      40.16     94.48    100.00
---------------------------------------------------------------------------------------------------------------------------------
5.501 - 6.000           273    59,624,597.35    13.24     5.891      668     77.44     218,405.12      41.93     78.54     98.56
---------------------------------------------------------------------------------------------------------------------------------
6.001 - 6.500           485    99,979,472.61    22.19     6.348      659     81.70     206,143.24      41.57     78.90     97.33
---------------------------------------------------------------------------------------------------------------------------------
6.501 - 7.000           813   134,374,769.26    29.83     6.837      649     84.60     165,282.62      41.03     79.02     97.86
---------------------------------------------------------------------------------------------------------------------------------
7.001 - 7.500           469    66,649,039.69    14.80     7.309      635     85.78     142,108.83      40.16     79.74     93.93
---------------------------------------------------------------------------------------------------------------------------------
7.501 - 8.000           364    44,638,011.81     9.91     7.788      627     85.45     122,631.90      39.12     80.85     94.71
---------------------------------------------------------------------------------------------------------------------------------
8.001 - 8.500           169    17,925,297.91     3.98     8.290      629     78.97     106,066.85      38.49     83.49     79.16
---------------------------------------------------------------------------------------------------------------------------------
8.501 - 9.000           103     7,761,671.95     1.72     8.812      611     68.86      75,356.04      39.45     88.79     88.77
---------------------------------------------------------------------------------------------------------------------------------
9.001 - 9.500            63     3,218,120.30     0.71     9.345      632     42.04      51,081.27      38.44     76.41     93.88
---------------------------------------------------------------------------------------------------------------------------------
9.501 - 10.000           75     3,417,106.79     0.76     9.849      638     27.58      45,561.42      39.22     70.39     97.06
---------------------------------------------------------------------------------------------------------------------------------
10.001 - 10.500          36     1,572,704.49     0.35    10.300      634     22.17      43,686.24      42.16     60.87    100.00
---------------------------------------------------------------------------------------------------------------------------------
10.501 >=                41     1,919,266.21     0.43    11.064      633     18.52      46,811.37      42.64     52.89     97.69
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                2,927   450,468,486.41   100.00     6.901      649     81.31     153,901.09      40.78     79.63     96.05
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                                                                               % FULL    % OWNER
CREDIT SCORE    Loan Count      UPB           % UPB     GWAC      FICO      AVG LTV      AVG UPB     AVG DTI     DOC       OCC
---------------------------------------------------------------------------------------------------------------------------------
520 - 539             32     4,795,097.21      1.06     7.446      532       74.07     149,846.79      43.05    100.00    100.00
---------------------------------------------------------------------------------------------------------------------------------
540 - 559             71    10,505,309.18      2.33     7.389      551       76.18     147,962.10      40.82     95.15     98.79
---------------------------------------------------------------------------------------------------------------------------------
560 - 579            118    17,999,174.86      4.00     7.393      572       78.09     152,535.38      40.56     96.36     97.39
---------------------------------------------------------------------------------------------------------------------------------
580 - 599            233    34,965,885.65      7.76     7.114      591       80.27     150,068.18      40.40     88.79     97.68
---------------------------------------------------------------------------------------------------------------------------------
600 - 619            322    47,411,348.68     10.52     7.062      610       78.02     147,240.21      40.29     85.36     96.27
---------------------------------------------------------------------------------------------------------------------------------
620 - 639            582    79,922,300.71     17.74     7.039      630       78.77     137,323.54      40.74     83.83     97.07
---------------------------------------------------------------------------------------------------------------------------------
640 - 659            551    82,133,729.77     18.23     6.916      650       82.69     149,063.03      40.79     72.37     95.24
---------------------------------------------------------------------------------------------------------------------------------
660 - 679            383    60,258,338.24     13.38     6.791      669       83.30     157,332.48      40.89     72.10     93.58
---------------------------------------------------------------------------------------------------------------------------------
680 - 699            316    56,492,567.27     12.54     6.617      689       86.39     178,773.95      41.49     75.15     96.71
---------------------------------------------------------------------------------------------------------------------------------
700 - 719            129    21,196,118.43      4.71     6.683      710       84.40     164,311.00      40.99     69.53     95.45
---------------------------------------------------------------------------------------------------------------------------------
720 - 739             77    14,357,605.05      3.19     6.447      729       79.13     186,462.40      40.25     71.15     95.30
---------------------------------------------------------------------------------------------------------------------------------
740 - 759             52     9,417,228.76      2.09     6.418      750       81.75     181,100.55      39.80     87.45     95.72
---------------------------------------------------------------------------------------------------------------------------------
760 - 779             41     8,154,432.69      1.81     6.276      767       81.43     198,888.60      41.03     88.73     97.05
---------------------------------------------------------------------------------------------------------------------------------
780 - 799             15     2,305,168.68      0.51     6.591      789       79.04     153,677.91      39.36     81.11     89.23
---------------------------------------------------------------------------------------------------------------------------------
800 - 819              5       554,181.23      0.12     7.097      806       62.31     110,836.25      39.49     75.06     84.52
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:             2,927   450,468,486.41    100.00     6.901      649       81.31     153,901.09      40.78     79.63     96.05
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                               % FULL    % OWNER
LIEN STATUS      Loan Count       UPB         % UPB       GWAC      FICO     AVG LTV     AVG UPB    AVG DTI      DOC       OCC
---------------------------------------------------------------------------------------------------------------------------------
FIRST LIENS         2,626   435,742,493.74     96.73       6.819      649      83.42   165,933.93     40.71      79.75     95.94
---------------------------------------------------------------------------------------------------------------------------------
SECOND LIENS          301    14,725,992.67      3.27       9.314      647      18.87    48,923.56     42.84      76.19     99.43
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:              2,927   450,468,486.41    100.00       6.901      649      81.31   153,901.09     40.78      79.63     96.05
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                               % FULL   % OWNER
ORIG LTV           Loan Count      UPB         % UPB     GWAC      FICO     AVG LTV       AVG UPB    AVG DTI     DOC       OCC
---------------------------------------------------------------------------------------------------------------------------------
<= 40.00               322    18,000,528.14      4.00     8.828      646      21.62      55,902.26     42.52     69.39     97.68
---------------------------------------------------------------------------------------------------------------------------------
40.01 - 50.00           33     5,711,198.55      1.27     6.871      652      46.44     173,066.62     32.77     71.71     76.58
---------------------------------------------------------------------------------------------------------------------------------
50.01 - 60.00           56     8,828,209.41      1.96     6.546      643      55.76     157,646.60     39.20     67.62     88.03
---------------------------------------------------------------------------------------------------------------------------------
60.01 - 70.00          197    37,014,823.35      8.22     6.418      643      66.54     187,892.50     40.03     72.75     90.74
---------------------------------------------------------------------------------------------------------------------------------
70.01 - 80.00          804   137,075,778.45     30.43     6.675      643      78.07     170,492.26     41.27     71.72     93.61
---------------------------------------------------------------------------------------------------------------------------------
80.01 - 90.00          837   141,308,120.96     31.37     6.874      641      87.08     168,826.91     40.59     78.71     98.16
---------------------------------------------------------------------------------------------------------------------------------
90.01 - 100.00         678   102,529,827.55     22.76     7.108      669      97.66     151,223.93     40.94     97.22     99.84
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:               2,927   450,468,486.41    100.00     6.901      649      81.31     153,901.09     40.78     79.63     96.05
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                % FULL   % OWNER
COMBINED LTV       Loan Count      UPB         % UPB     GWAC      FICO      AVG LTV       AVG UPB    AVG DTI     DOC       OCC
---------------------------------------------------------------------------------------------------------------------------------
<= 40.00                21     3,274,535.47     0.73     6.640      641       34.03     155,930.26     41.12     38.78     89.83
---------------------------------------------------------------------------------------------------------------------------------
40.01 - 50.00           35     5,874,768.89     1.30     6.991      651       45.52     167,850.54     32.89     70.81     77.23
---------------------------------------------------------------------------------------------------------------------------------
50.01 - 60.00           56     8,828,209.41     1.96     6.546      643       55.76     157,646.60     39.20     67.62     88.03
---------------------------------------------------------------------------------------------------------------------------------
60.01 - 70.00          206    37,660,385.20     8.36     6.468      643       65.73     182,817.40     40.04     72.58     90.79
---------------------------------------------------------------------------------------------------------------------------------
70.01 - 80.00          828   138,622,320.14    30.77     6.706      643       77.41     167,418.26     41.25     71.49     93.65
---------------------------------------------------------------------------------------------------------------------------------
80.01 - 90.00          873   143,335,349.20    31.82     6.904      641       86.09     164,187.11     40.64     78.42     98.18
---------------------------------------------------------------------------------------------------------------------------------
90.01 - 100.00         908   112,872,918.10    25.06     7.309      668       90.48     124,309.38     41.16     96.09     99.86
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:               2,927   450,468,486.41   100.00     6.901      649       81.31     153,901.09     40.78     79.63     96.05
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                               % FULL    % OWNER
SILENT SECONDS    Loan Count      UPB           % UPB       GWAC      FICO    AVG LTV    AVG UPB     AVG DTI      DOC       OCC
---------------------------------------------------------------------------------------------------------------------------------
N                    2,796   426,934,432.06     94.78       6.919      649     81.44    152,694.72    40.75      80.02     95.87
---------------------------------------------------------------------------------------------------------------------------------
Y                      131    23,534,054.35      5.22       6.559      646     79.02    179,649.27    41.43      72.60     99.37
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:               2,927   450,468,486.41    100.00       6.901      649     81.31    153,901.09    40.78      79.63     96.05
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                              % FULL    % OWNER
DOC TYPE        Loan Count      UPB          % UPB      GWAC        FICO     AVG LTG       WA PB    AVG DTI     Doc     Occupied
---------------------------------------------------------------------------------------------------------------------------------
FULL               2,413   358,703,255.71     79.63     6.891        645      82.69     148,654.48    40.84    100.00      97.08
---------------------------------------------------------------------------------------------------------------------------------
STATED               449    81,964,041.84     18.20     6.894        664      75.12     182,547.98    41.32      0.00      93.44
---------------------------------------------------------------------------------------------------------------------------------
ALT                   58     9,153,845.09      2.03     7.203        645      85.39     157,824.92    34.06      0.00      80.14
---------------------------------------------------------------------------------------------------------------------------------
LITE                   7       647,343.77      0.14     8.989        640      47.73      92,477.68    37.64      0.00      84.83
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:             2,927   450,468,486.41    100.00     6.901        649      81.31     153,901.09    40.78     79.63      96.05
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                               % FULL   % OWNER
LOAN PURPOSE      Loan Count       UPB          % UPB     GWAC      FICO      AVG LTG      WA PB     AVG DTI     Doc    Occupied
---------------------------------------------------------------------------------------------------------------------------------
CASHOUT REFI          2,267   357,941,379.51     79.46    6.868      645       81.62    157,892.10     40.90     79.84     96.63
---------------------------------------------------------------------------------------------------------------------------------
RATE/TERM REFI          325    47,722,425.58     10.59    6.905      651       82.26    146,838.23     40.34     85.31     97.30
---------------------------------------------------------------------------------------------------------------------------------
PURCHASE                335    44,804,681.32      9.95    7.155      672       77.89    133,745.32     40.32     71.90     90.17
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                2,927   450,468,486.41    100.00    6.901      649       81.31    153,901.09     40.78     79.63     96.05
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                               % FULL   % OWNER
OCCUPANCY         Loan Count       UPB        % UPB      GWAC      FICO     AVG LTG        WA PB     AVG DTI     Doc    Occupied
---------------------------------------------------------------------------------------------------------------------------------
OWNER OCCUPIED       2,806   432,697,294.01    96.05      6.880      648      81.71     154,204.31     40.92     80.48    100.00
---------------------------------------------------------------------------------------------------------------------------------
NON-OWNER              113    16,417,968.33     3.64      7.449      660      70.43     145,291.76     36.72     60.04      0.00
---------------------------------------------------------------------------------------------------------------------------------
SECOND HOME              8     1,353,224.07     0.30      6.953      648      86.78     169,153.01     46.46     46.00      0.00
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:               2,927   450,468,486.41   100.00      6.901      649      81.31     153,901.09     40.78     79.63     96.05
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                               % FULL    % OWNER
PROPERTY TYPE      Loan Count      UPB           % UPB      GWAC     FICO     AVG LTG       WA PB    AVG DTI     Doc     Occupied
---------------------------------------------------------------------------------------------------------------------------------
SINGLE FAMILY         2,686   406,815,586.96     90.31      6.887     648      81.90    151,457.78    40.72     81.02      97.31
---------------------------------------------------------------------------------------------------------------------------------
2-4 FAMILY              149    30,389,317.82      6.75      6.902     658      74.69    203,955.15    43.11     59.63      83.77
---------------------------------------------------------------------------------------------------------------------------------
CONDO                    74    10,329,987.12      2.29      7.221     658      80.53    139,594.42    41.73     78.22      96.05
---------------------------------------------------------------------------------------------------------------------------------
TOWNHOUSE                10     1,411,147.86      0.31      7.070     626      82.72    141,114.79    42.43    100.00      94.53
---------------------------------------------------------------------------------------------------------------------------------
MULTI-FAMILY              4     1,389,379.96      0.31      8.168     672      59.33    347,344.99     1.53    100.00       0.00
---------------------------------------------------------------------------------------------------------------------------------
ROW HOUSE                 4       133,066.69      0.03      8.376     642      73.19     33,266.67    27.15     74.67     100.00
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                2,927   450,468,486.41    100.00      6.901     649      81.31    153,901.09    40.78     79.63      96.05
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                              % FULL     % OWNER
STATE             Loan Count      UPB         % UPB     GWAC      FICO     AVG LTG       WA PB       AVG DTI    Doc     Occupied
---------------------------------------------------------------------------------------------------------------------------------
New York              206    47,088,863.57    10.45     6.627      643      74.10     228,586.72      42.99     59.73      96.54
---------------------------------------------------------------------------------------------------------------------------------
California            209    46,650,088.05    10.36     6.574      667      73.70     223,206.16      43.36     74.18      95.75
---------------------------------------------------------------------------------------------------------------------------------
Maryland              170    29,078,150.06     6.46     6.928      631      79.44     171,047.94      40.92     86.27      96.65
---------------------------------------------------------------------------------------------------------------------------------
Ohio                  245    28,928,004.26     6.42     6.927      650      85.99     118,073.49      40.59     84.58      97.65
---------------------------------------------------------------------------------------------------------------------------------
Florida               181    25,374,284.72     5.63     6.958      651      83.08     140,189.42      40.77     81.90      96.04
---------------------------------------------------------------------------------------------------------------------------------
Virginia              139    23,263,735.86     5.16     6.970      640      82.73     167,365.01      41.39     84.06      96.74
---------------------------------------------------------------------------------------------------------------------------------
Pennsylvania          158    19,996,142.51     4.44     7.079      640      84.03     126,557.86      40.13     88.02      95.74
---------------------------------------------------------------------------------------------------------------------------------
Michigan              142    19,634,438.81     4.36     6.891      650      86.20     138,270.70      40.38     89.22      98.86
---------------------------------------------------------------------------------------------------------------------------------
North Carolina        121    17,584,942.65     3.90     7.258      647      84.69     145,330.10      37.12     62.39      97.49
---------------------------------------------------------------------------------------------------------------------------------
Illinois              106    16,036,555.77     3.56     7.111      638      81.73     151,288.26      41.36     76.98      96.12
---------------------------------------------------------------------------------------------------------------------------------
Georgia               112    15,349,274.09     3.41     7.050      658      87.02     137,047.09      38.60     88.51      96.54
---------------------------------------------------------------------------------------------------------------------------------
New Jersey             66    14,407,387.13     3.20     6.653      645      79.25     218,293.74      41.08     72.58      89.90
---------------------------------------------------------------------------------------------------------------------------------
Connecticut            75    12,699,123.08     2.82     7.065      645      77.21     169,321.64      42.73     73.99      88.28
---------------------------------------------------------------------------------------------------------------------------------
Massachusetts          59    12,388,690.16     2.75     6.452      648      75.55     209,977.80      41.25     79.97      91.38
---------------------------------------------------------------------------------------------------------------------------------
Missouri              101    11,697,043.68     2.60     7.177      646      86.30     115,812.31      37.87     86.37      97.43
---------------------------------------------------------------------------------------------------------------------------------
Tennessee              85     9,656,266.46     2.14     7.140      653      86.64     113,603.13      40.61     80.80      99.40
---------------------------------------------------------------------------------------------------------------------------------
Indiana                85     9,437,187.78     2.09     7.137      655      86.96     111,025.74      40.00     89.92      99.37
---------------------------------------------------------------------------------------------------------------------------------
Minnesota              51     9,051,038.35     2.01     6.816      665      85.17     177,471.34      39.70     88.62      95.98
---------------------------------------------------------------------------------------------------------------------------------
Arizona                57     8,747,049.68     1.94     6.642      649      84.45     153,457.01      38.89     83.11      95.69
---------------------------------------------------------------------------------------------------------------------------------
Rhode Island           41     8,692,857.78     1.93     6.974      658      77.06     212,020.92      38.76     76.42      82.59
---------------------------------------------------------------------------------------------------------------------------------
Kansas                 63     6,613,086.02     1.47     7.211      645      88.34     104,969.62      38.90     88.12      99.24
---------------------------------------------------------------------------------------------------------------------------------
Nevada                 32     6,134,566.40     1.36     6.705      644      79.19     191,705.20      41.60     87.10      96.34
---------------------------------------------------------------------------------------------------------------------------------
South Carolina         58     5,989,396.02     1.33     7.542      634      88.41     103,265.45      40.30     86.20      96.59
---------------------------------------------------------------------------------------------------------------------------------
Wisconsin              44     5,421,143.22     1.20     7.126      657      87.95     123,207.80      39.49     97.66     100.00
---------------------------------------------------------------------------------------------------------------------------------
Kentucky               35     4,431,423.40     0.98     7.094      656      86.67     126,612.10      39.74     83.16      96.93
---------------------------------------------------------------------------------------------------------------------------------
Alabama                45     4,394,046.47     0.98     7.268      653      82.38      97,645.48      37.18    100.00     100.00
---------------------------------------------------------------------------------------------------------------------------------
Delaware               30     4,299,803.03     0.95     6.920      645      84.43     143,326.77      38.31     85.65      94.65
---------------------------------------------------------------------------------------------------------------------------------
Washington             28     4,113,619.37     0.91     7.130      674      81.86     146,914.98      41.50     91.60      93.74
---------------------------------------------------------------------------------------------------------------------------------
Maine                  18     3,547,576.40     0.79     6.647      622      81.29     197,087.58      42.40     66.93     100.00
---------------------------------------------------------------------------------------------------------------------------------
Oregon                 16     2,970,816.67     0.66     6.436      657      80.95     185,676.04      43.29     73.77     100.00
---------------------------------------------------------------------------------------------------------------------------------
Utah                   24     2,722,383.91     0.60     6.883      672      85.96     113,432.66      39.60     93.81     100.00
---------------------------------------------------------------------------------------------------------------------------------
New Mexico             19     2,384,105.17     0.53     6.748      653      90.04     125,479.22      37.27     67.87      96.21
---------------------------------------------------------------------------------------------------------------------------------
New Hampshire          14     1,980,158.41     0.44     6.844      630      73.46     141,439.89      40.77     92.95     100.00
---------------------------------------------------------------------------------------------------------------------------------
Iowa                   18     1,955,240.65     0.43     7.212      659      89.82     108,624.48      38.52     91.60     100.00
---------------------------------------------------------------------------------------------------------------------------------
Colorado               17     1,879,594.97     0.42     6.919      650      74.25     110,564.41      40.65     73.75      97.31
---------------------------------------------------------------------------------------------------------------------------------
Oklahoma               18     1,841,888.28     0.41     7.168      657      86.19     102,327.13      36.86     87.22     100.00
---------------------------------------------------------------------------------------------------------------------------------
Nebraska               13     1,481,252.31     0.33     7.229      656      86.32     113,942.49      32.92     91.65     100.00
---------------------------------------------------------------------------------------------------------------------------------
Texas                   8       879,056.54     0.20     7.954      620      86.00     109,882.07      43.15     75.76     100.00
---------------------------------------------------------------------------------------------------------------------------------
Idaho                   8       816,697.65     0.18     6.786      653      85.15     102,087.21      39.87     86.71     100.00
---------------------------------------------------------------------------------------------------------------------------------
South Dakota            5       383,943.66     0.09     7.807      632      79.09      76,788.73      25.72     67.72     100.00
---------------------------------------------------------------------------------------------------------------------------------
Wyoming                 3       245,076.53     0.05     7.486      643      74.06      81,692.18      37.26    100.00      82.69
---------------------------------------------------------------------------------------------------------------------------------
Montana                 2       222,486.88     0.05     7.867      656      82.56     111,243.44      31.92    100.00      56.14
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:              2,927   450,468,486.41   100.00     6.901      649      81.31     153,901.09      40.78     79.63      96.05
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                                                                              % FULL     % OWNER
ZIP CODES     Loan Count      UPB         % UPB       GWAC      FICO      AVG LTV        AVG UPB   AVG DTI      DOC         OCC
---------------------------------------------------------------------------------------------------------------------------------
11757              5     1,574,346.54      0.35       6.713      634       83.79      314,869.31    45.92      60.47      100.00
---------------------------------------------------------------------------------------------------------------------------------
2863               6     1,428,213.65      0.32       7.255      694       80.95      238,035.61    27.61      67.36       64.43
---------------------------------------------------------------------------------------------------------------------------------
20774              7     1,377,785.00      0.31       6.621      642       87.09      196,826.43    43.74     100.00      100.00
---------------------------------------------------------------------------------------------------------------------------------
22193              4     1,359,198.61      0.30       6.900      622       83.21      339,799.65    47.55      72.10      100.00
---------------------------------------------------------------------------------------------------------------------------------
11236              7     1,227,597.90      0.27       6.564      712       67.54      175,371.13    43.79      41.26      100.00
---------------------------------------------------------------------------------------------------------------------------------
10469              3     1,070,971.85      0.24       6.728      650       78.42      356,990.62    46.20      74.83       74.83
---------------------------------------------------------------------------------------------------------------------------------
11746              3     1,059,290.77      0.24       6.435      638       76.86      353,096.92    40.87     100.00      100.00
---------------------------------------------------------------------------------------------------------------------------------
23454              4     1,042,138.77      0.23       7.184      640       93.55      260,534.69    44.83      60.17      100.00
---------------------------------------------------------------------------------------------------------------------------------
20744              4     1,027,291.95      0.23       6.669      609       83.39      256,822.99    47.47     100.00      100.00
---------------------------------------------------------------------------------------------------------------------------------
60629              5     1,024,009.24      0.23       7.246      669       89.10      204,801.85    41.78      38.42       84.28
---------------------------------------------------------------------------------------------------------------------------------
All Others     2,879   438,277,642.13     97.29       6.903      649       81.29      152,232.60    40.73      79.86       96.16
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:         2,927   450,468,486.41    100.00       6.901      649       81.31      153,901.09    40.78      79.63       96.05
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                              % FULL    % OWNER
AMORT TYPE       Loan Count       UPB         % UPB     GWAC     FICO      AVG LTG       WA PB      AVG DTI      Doc    Occupied
---------------------------------------------------------------------------------------------------------------------------------
Fixed 30 yr         2,387   401,495,415.55     89.13     6.822     649       83.53    168,200.84      41.00      79.36     96.14
---------------------------------------------------------------------------------------------------------------------------------
Fixed 20 yr           169    18,892,091.55      4.19     7.167     648       75.82    111,787.52      39.32      80.52     97.30
---------------------------------------------------------------------------------------------------------------------------------
Fixed 15 yr           124    14,153,935.40      3.14     7.043     641       73.13    114,144.64      39.37      82.46     96.48
---------------------------------------------------------------------------------------------------------------------------------
Balloon 15 yr         218    10,786,497.25      2.39     9.063     647       23.50     49,479.35      42.57      80.37     99.22
---------------------------------------------------------------------------------------------------------------------------------
Fixed 25 yr            12     2,132,839.06      0.47     6.547     660       85.26    177,736.59      36.20      88.36    100.00
---------------------------------------------------------------------------------------------------------------------------------
Fixed 10 yr            13     1,678,243.44      0.37     7.077     622       69.98    129,095.65      38.21      77.10    100.00
---------------------------------------------------------------------------------------------------------------------------------
Balloon 10 yr           3     1,191,136.85      0.26     8.154     670       56.95    397,045.62       1.53     100.00      0.00
---------------------------------------------------------------------------------------------------------------------------------
Balloon 5 yr            1       138,327.31      0.03     7.990     671       23.15    138,327.31      47.50     100.00    100.00
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:              2,927   450,468,486.41    100.00     6.901     649       81.31    153,901.09      40.78      79.63     96.05
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                                                                               % FULL    % OWNER
MTH TO MTY      Loan Count      UPB          % UPB     GWAC        FICO      AVG LTV     AVG UPB     AVG DTI     DOC       OCC
---------------------------------------------------------------------------------------------------------------------------------
1 - 180             359    27,948,140.25      6.20     7.876        643       52.85     77,849.97      38.96     82.17     93.66
---------------------------------------------------------------------------------------------------------------------------------
181 - 240           169    18,892,091.55      4.19     7.167        648       75.82    111,787.52      39.32     80.52     97.30
---------------------------------------------------------------------------------------------------------------------------------
241 >=            2,399   403,628,254.61     89.60     6.821        649       83.54    168,248.54      40.98     79.41     96.16
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:            2,927   450,468,486.41    100.00     6.901        649       81.31    153,901.09      40.78     79.63     96.05
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                               % FULL    % OWNER
PERIODIC CAP          Loan Count      UPB         % UPB      GWAC     FICO    AVG LTV     AVG UPB    AVG DTI     DOC       OCC
---------------------------------------------------------------------------------------------------------------------------------
0                       2,927   450,468,486.41    100.00     6.901     649     81.31    153,901.09     40.78     79.63     96.05
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                  2,927   450,468,486.41    100.00     6.901     649     81.31    153,901.09     40.78     79.63     96.05
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                               % FULL    % OWNER
MTH TO RESET         Loan Count      UPB         % UPB      GWAC      FICO    AVG LTV     AVG UPB    AVG DTI     DOC       OCC
---------------------------------------------------------------------------------------------------------------------------------
<= 1                    2,927   450,468,486.41    100.00     6.901     649     81.31    153,901.09     40.78     79.63     96.05
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                  2,927   450,468,486.41    100.00     6.901     649     81.31    153,901.09     40.78     79.63     96.05
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                               % FULL    % OWNER
LIFE MAXIMUM RATE     Loan Count      UPB         % UPB      GWAC      FICO    AVG LTV     AVG UPB   AVG DTI     DOC       OCC
---------------------------------------------------------------------------------------------------------------------------------
<= 11.999                2,927   450,468,486.41    100.00     6.901     649     81.31    153,901.09    40.78     79.63     96.05
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                   2,927   450,468,486.41    100.00     6.901     649     81.31    153,901.09    40.78     79.63     96.05
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                                                                             % FULL      % OWNER
MARGIN       Loan Count      UPB         % UPB      GWAC     FICO    AVG LTV         AVG UPB      AVG DTI       DOC         OCC
---------------------------------------------------------------------------------------------------------------------------------
<= 2.999        2,927   450,468,486.41    100.00     6.901    649     81.31        153,901.09      40.78       79.63       96.05
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:          2,927   450,468,486.41    100.00     6.901    649     81.31        153,901.09      40.78       79.63       96.05
---------------------------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


----------------------------------------------------------------------------     ------------------------------------------------
                         REQUIRED DATA                                                         ADDITIONAL DATA
----------------------------------------------------------------------------     ------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                            % FULL      % OWNER
ORIGINATOR      Loan Count      UPB           % UPB     GWAC    FICO  AVG LTV       AVG UPB     AVG DTI        DOC         OCC
---------------------------------------------------------------------------------------------------------------------------------
Equity One        1,021    154,576,091.56     100.00   6.813    640    85.67       151,396.76      41.08       71.94       92.19
---------------------------------------------------------------------------------------------------------------------------------
Total:            1,021    154,576,091.56     100.00   6.813    640    85.67       151,396.76      41.08       71.94       92.19
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 % FULL   % OWNER
PRINCIPAL BALANCE          Loan Count      UPB         % UPB    GWAC    FICO    AVG LTV      AVG UPB   AVG DTI     DOC      OCC
---------------------------------------------------------------------------------------------------------------------------------
<= 25,001.00                    1        24,968.83      0.02    8.380    557     35.71     24,968.83    13.68    100.00   100.00
---------------------------------------------------------------------------------------------------------------------------------
25,001.01 - 50,001.00          23     1,024,381.90      0.66    8.205    603     79.20     44,538.34    35.59     78.09    81.56
---------------------------------------------------------------------------------------------------------------------------------
50,001.01 - 75,001.00          91     5,871,565.29      3.80    7.568    626     82.82     64,522.70    38.21     79.70    72.93
---------------------------------------------------------------------------------------------------------------------------------
75,001.01 - 100,001.00        143    12,647,911.15      8.18    7.130    629     84.79     88,446.93    38.36     79.59    94.71
---------------------------------------------------------------------------------------------------------------------------------
100,001.01 - 125,001.00       177    19,952,156.84     12.91    6.851    635     85.88    112,724.05    39.64     77.88    93.11
---------------------------------------------------------------------------------------------------------------------------------
125,001.01 - 150,001.00       168    23,029,116.19     14.90    6.800    645     86.87    137,078.07    39.59     74.69    92.27
---------------------------------------------------------------------------------------------------------------------------------
150,001.01 - 175,001.00       106    17,176,565.90     11.11    6.780    643     87.40    162,043.07    40.43     75.33    94.15
---------------------------------------------------------------------------------------------------------------------------------
175,001.01 - 200,001.00        83    15,516,754.89     10.04    6.673    637     84.99    186,948.85    41.07     69.81    92.91
---------------------------------------------------------------------------------------------------------------------------------
200,001.01 - 225,001.00        68    14,494,075.90      9.38    6.553    650     85.82    213,148.18    42.39     69.28    95.53
---------------------------------------------------------------------------------------------------------------------------------
225,001.01 - 250,001.00        49    11,724,036.34      7.58    6.846    640     84.93    239,266.05    42.13     63.40    91.71
---------------------------------------------------------------------------------------------------------------------------------
250,001.01 - 275,001.00        36     9,388,422.52      6.07    6.708    652     87.99    260,789.51    39.49     60.97    94.32
---------------------------------------------------------------------------------------------------------------------------------
275,001.01 - 350,001.00        70    21,481,138.59     13.90    6.675    641     83.99    306,873.41    45.56     67.17    91.46
---------------------------------------------------------------------------------------------------------------------------------
350,001.01 - 450,001.00         6     2,244,997.22      1.45    6.666    632     87.84    374,166.20    49.85     66.37    83.36
---------------------------------------------------------------------------------------------------------------------------------
Total:                      1,021   154,576,091.56    100.00    6.813    640     85.67    151,396.76    41.08     71.94    92.19
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                               % FULL    % OWNER
CURRENT RATE       Loan Count       UPB        % UPB     GWAC      FICO     AVG LTV      AVG UPB     AVG DTI      DOC       OCC
---------------------------------------------------------------------------------------------------------------------------------
4.001 - 4.500            2       431,626.87     0.28     4.355      615      80.15     215,813.44     44.73     100.00    100.00
---------------------------------------------------------------------------------------------------------------------------------
4.501 - 5.500           37     7,516,204.14     4.86     5.309      670      79.24     203,140.65     40.62      73.60     93.25
---------------------------------------------------------------------------------------------------------------------------------
5.501 - 6.000          135    22,570,866.97    14.60     5.857      651      82.34     167,191.61     42.16      76.83    100.00
---------------------------------------------------------------------------------------------------------------------------------
6.001 - 6.500          224    34,998,752.25    22.64     6.301      650      85.11     156,244.43     42.51      72.45     98.85
---------------------------------------------------------------------------------------------------------------------------------
6.501 - 7.000          198    32,016,739.62    20.71     6.816      647      86.77     161,700.71     41.43      69.79     92.06
---------------------------------------------------------------------------------------------------------------------------------
7.001 - 7.500          164    24,229,334.44    15.67     7.309      632      87.08     147,739.84     40.15      70.70     85.20
---------------------------------------------------------------------------------------------------------------------------------
7.501 - 8.000          151    21,696,903.29    14.04     7.790      620      89.23     143,688.10     39.60      69.45     85.76
---------------------------------------------------------------------------------------------------------------------------------
8.001 - 8.500           67     6,769,956.30     4.38     8.254      615      86.93     101,044.12     38.31      66.50     78.95
---------------------------------------------------------------------------------------------------------------------------------
8.501 - 9.000           35     3,713,034.91     2.40     8.734      591      83.90     106,086.71     39.41      80.30     89.33
---------------------------------------------------------------------------------------------------------------------------------
9.001 - 9.500            4       373,311.92     0.24     9.164      568      81.48      93,327.98     41.14     100.00    100.00
---------------------------------------------------------------------------------------------------------------------------------
9.501 - 10.000           4       259,360.85     0.17     9.710      578      77.17      64,840.21     27.61      53.85     53.85
---------------------------------------------------------------------------------------------------------------------------------
Total:               1,021   154,576,091.56   100.00     6.813      640      85.67     151,396.76     41.08      71.94     92.19
---------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                              % FULL    % OWNER
CREDIT SCORE     Loan Count      UPB        % UPB     GWAC     FICO      AVG LTV       AVG UPB     AVG DTI      DOC        OCC
---------------------------------------------------------------------------------------------------------------------------------
520 - 539             19     2,274,204.73     1.47     8.081     532       80.18     119,694.99      39.96      81.63     100.00
---------------------------------------------------------------------------------------------------------------------------------
540 - 559             33     4,596,309.05     2.97     7.866     551       83.01     139,282.09      38.86      91.14      98.35
---------------------------------------------------------------------------------------------------------------------------------
560 - 579             57     8,483,479.62     5.49     7.221     571       84.73     148,832.98      40.58      92.03     100.00
---------------------------------------------------------------------------------------------------------------------------------
580 - 599            104    14,896,039.41     9.64     6.763     591       82.49     143,231.15      41.30      84.02      96.11
---------------------------------------------------------------------------------------------------------------------------------
600 - 619            156    21,811,691.02    14.11     6.877     609       84.64     139,818.53      40.42      84.24      94.91
---------------------------------------------------------------------------------------------------------------------------------
620 - 639            184    27,894,716.80    18.05     6.896     629       88.24     151,601.72      42.41      78.06      95.14
---------------------------------------------------------------------------------------------------------------------------------
640 - 659            174    27,278,748.52    17.65     6.762     650       86.21     156,774.42      40.46      62.27      91.22
---------------------------------------------------------------------------------------------------------------------------------
660 - 679            101    15,499,885.87    10.03     6.670     669       85.45     153,464.22      42.14      56.74      88.06
---------------------------------------------------------------------------------------------------------------------------------
680 - 699             98    17,158,749.72    11.10     6.503     689       86.65     175,089.28      42.46      60.95      86.00
---------------------------------------------------------------------------------------------------------------------------------
700 - 719             38     5,441,294.78     3.52     6.678     708       85.09     143,191.97      38.98      50.69      77.57
---------------------------------------------------------------------------------------------------------------------------------
720 - 739             22     3,486,284.63     2.26     6.334     729       90.91     158,467.48      38.90      77.58      89.06
---------------------------------------------------------------------------------------------------------------------------------
740 - 759             15     2,634,744.08     1.70     6.381     748       84.27     175,649.61      39.64      54.28      95.11
---------------------------------------------------------------------------------------------------------------------------------
760 - 779             12     1,895,662.43     1.23     6.090     770       81.37     157,971.87      39.16      24.32      87.67
---------------------------------------------------------------------------------------------------------------------------------
780 - 799              7     1,136,627.95     0.74     6.595     786       85.02     162,375.42      37.45      88.17      70.49
---------------------------------------------------------------------------------------------------------------------------------
800 - 819              1        87,652.95     0.06     6.050     813       80.00      87,652.95      28.16     100.00     100.00
---------------------------------------------------------------------------------------------------------------------------------
Total:             1,021   154,576,091.56   100.00     6.813     640       85.67     151,396.76      41.08      71.94      92.19
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                % FULL   % OWNER
LIEN STATUS       Loan Count      UPB         % UPB      GWAC      FICO      AVG LTV       AVG UPB   AVG DTI      DOC       OCC
---------------------------------------------------------------------------------------------------------------------------------
FIRST LIENS          1,021   154,576,091.56   100.00     6.813      640       85.67     151,396.76    41.08      71.94     92.19
---------------------------------------------------------------------------------------------------------------------------------
Total:               1,021   154,576,091.56   100.00     6.813      640       85.67     151,396.76    41.08      71.94     92.19
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                % FULL   % OWNER
ORIG LTV         Loan Count      UPB          % UPB       GWAC      FICO    AVG LTV       AVG UPB     AVG DTI     DOC       OCC
---------------------------------------------------------------------------------------------------------------------------------
<= 40.00                5       673,957.49     0.44       6.921      653     29.91     134,791.50      39.55     83.71    100.00
---------------------------------------------------------------------------------------------------------------------------------
40.01 - 50.00           7       964,377.53     0.62       7.057      635     47.71     137,768.22      44.75     62.72     37.40
---------------------------------------------------------------------------------------------------------------------------------
50.01 - 60.00          14     1,777,677.62     1.15       6.913      651     56.52     126,976.97      38.48     40.43     79.17
---------------------------------------------------------------------------------------------------------------------------------
60.01 - 70.00          26     4,687,800.88     3.03       7.120      636     67.29     180,300.03      41.87     44.67     74.92
---------------------------------------------------------------------------------------------------------------------------------
70.01 - 80.00         403    56,930,244.34    36.83       6.440      640     78.90     141,266.11      41.12     67.89     91.61
---------------------------------------------------------------------------------------------------------------------------------
80.01 - 90.00         288    46,379,634.97    30.00       6.953      628     87.56     161,040.40      40.82     65.40     91.19
---------------------------------------------------------------------------------------------------------------------------------
90.01 - 100.00        278    43,162,398.73    27.92       7.109      653     97.48     155,260.43      41.28     88.60     97.55
---------------------------------------------------------------------------------------------------------------------------------
Total:              1,021   154,576,091.56   100.00       6.813      640     85.67     151,396.76      41.08     71.94     92.19
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                % FULL   % OWNER
COMBINED LTV      Loan Count      UPB         % UPB    GWAC      FICO      AVG LTV       AVG UPB     AVG DTI     DOC       OCC
---------------------------------------------------------------------------------------------------------------------------------
<= 40.00                5       673,957.49      0.44    6.921      653       29.91     134,791.50      39.55     83.71    100.00
---------------------------------------------------------------------------------------------------------------------------------
40.01 - 50.00           7       964,377.53      0.62    7.057      635       47.71     137,768.22      44.75     62.72     37.40
---------------------------------------------------------------------------------------------------------------------------------
50.01 - 60.00          14     1,777,677.62      1.15    6.913      651       56.52     126,976.97      38.48     40.43     79.17
---------------------------------------------------------------------------------------------------------------------------------
60.01 - 70.00          26     4,687,800.88      3.03    7.120      636       67.29     180,300.03      41.87     44.67     74.92
---------------------------------------------------------------------------------------------------------------------------------
70.01 - 80.00         403    56,930,244.34     36.83    6.440      640       78.90     141,266.11      41.12     67.89     91.61
---------------------------------------------------------------------------------------------------------------------------------
80.01 - 90.00         288    46,379,634.97     30.00    6.953      628       87.56     161,040.40      40.82     65.40     91.19
---------------------------------------------------------------------------------------------------------------------------------
90.01 - 100.00        278    43,162,398.73     27.92    7.109      653       97.48     155,260.43      41.28     88.60     97.55
---------------------------------------------------------------------------------------------------------------------------------
Total:              1,021   154,576,091.56    100.00    6.813      640       85.67     151,396.76      41.08     71.94     92.19
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                               % FULL    % OWNER
SILENT SECONDS     Loan Count      UPB          % UPB     GWAC      FICO     AVG LTV      AVG UPB    AVG DTI     DOC       OCC
---------------------------------------------------------------------------------------------------------------------------------
N                     1,001   151,030,906.04     97.71     6.825      640      85.80    150,880.03     40.98     71.28     92.13
---------------------------------------------------------------------------------------------------------------------------------
Y                        20     3,545,185.52      2.29     6.296      658      80.06    177,259.28     45.42    100.00     94.87
---------------------------------------------------------------------------------------------------------------------------------
Total:                1,021   154,576,091.56    100.00     6.813      640      85.67    151,396.76     41.08     71.94     92.19
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                              % Full    % Owner
DOC TYPE        Loan Count       UPB         % UPB       GWAC     FICO     AVG LTG        WA PB    AVG DTI      Doc     Occupied
---------------------------------------------------------------------------------------------------------------------------------
FULL                 758   111,201,257.35     71.94       6.793     633      86.90     146,703.51    41.84     100.00      93.79
---------------------------------------------------------------------------------------------------------------------------------
STATED               193    32,518,690.56     21.04       6.720     670      79.65     168,490.62    41.27       0.00      88.02
---------------------------------------------------------------------------------------------------------------------------------
ALT                   66    10,022,683.19      6.48       7.275     632      91.53     151,858.84    32.30       0.00      87.93
---------------------------------------------------------------------------------------------------------------------------------
LITE                   4       833,460.46      0.54       7.508     564      85.94     208,365.12    38.46       0.00      93.29
---------------------------------------------------------------------------------------------------------------------------------
Total:             1,021   154,576,091.56    100.00       6.813     640      85.67     151,396.76    41.08      71.94      92.19
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                             % Full    % Owner
LOAN PURPOSE      Loan Count      UPB         % UPB      GWAC      FICO      AVG LTG     WA PB     AVG DTI     Doc     Occupied
---------------------------------------------------------------------------------------------------------------------------------
CASHOUT REFI           629    98,011,897.47     63.41      6.849      634      85.83   155,821.78     41.16     75.29      92.77
---------------------------------------------------------------------------------------------------------------------------------
PURCHASE               307    44,529,195.68     28.81      6.747      655      84.43   145,046.24     40.85     63.93      89.28
---------------------------------------------------------------------------------------------------------------------------------
RATE/TERM REFI          85    12,034,998.41      7.79      6.765      635      88.89   141,588.22     41.32     74.30      98.28
---------------------------------------------------------------------------------------------------------------------------------
Total:               1,021   154,576,091.56    100.00      6.813      640      85.67   151,396.76     41.08     71.94      92.19
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                              % Full    % Owner
OCCUPANCY          Loan Count      UPB        % UPB     GWAC      FICO      AVG LTG       WA PB     AVG DTI     Doc     Occupied
---------------------------------------------------------------------------------------------------------------------------------
OWNER OCCUPIED         930   142,507,923.46    92.19     6.763      638       86.20    153,234.33     41.32     73.19     100.00
---------------------------------------------------------------------------------------------------------------------------------
NON-OWNER               74     9,809,747.50     6.35     7.437      662       76.97    132,564.16     38.33     56.47       0.00
---------------------------------------------------------------------------------------------------------------------------------
SECOND HOME             17     2,258,420.60     1.46     7.210      681       89.95    132,848.27     38.22     60.49       0.00
---------------------------------------------------------------------------------------------------------------------------------
Total:               1,021   154,576,091.56   100.00     6.813      640       85.67    151,396.76     41.08     71.94      92.19
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                               % Full    % Owner
PROPERTY TYPE     Loan Count        UPB         % UPB     GWAC     FICO      AVG LTG        WA PB     AVG DTI     Doc    Occupied
---------------------------------------------------------------------------------------------------------------------------------
SINGLE FAMILY         917   136,744,707.38     88.46     6.805     639       86.13     149,121.82     40.78     72.06      94.14
---------------------------------------------------------------------------------------------------------------------------------
2-4 FAMILY             58    11,967,721.76      7.74     6.893     653       80.92     206,340.03     44.78     70.19      78.14
---------------------------------------------------------------------------------------------------------------------------------
CONDO                  28     3,689,026.77      2.39     6.720     648       84.12     131,750.96     39.73     73.72      76.62
---------------------------------------------------------------------------------------------------------------------------------
TOWNHOUSE              10     1,411,305.75      0.91     7.063     625       84.58     141,130.58     41.89     79.60      88.70
---------------------------------------------------------------------------------------------------------------------------------
ROW HOUSE               8       763,329.90      0.49     6.977     640       85.72      95,416.24     42.43     55.53      46.08
---------------------------------------------------------------------------------------------------------------------------------
Total:              1,021   154,576,091.56    100.00     6.813     640       85.67     151,396.76     41.08     71.94      92.19
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                               % Full   % Owner
STATE             Loan Count      UPB         % UPB      GWAC      FICO      AVG LTG        WA PB    AVG DTI     Doc    Occupied
---------------------------------------------------------------------------------------------------------------------------------
Michigan               188    24,648,526.91     15.95     6.754      639       85.28     131,109.19    40.81     70.60     96.66
---------------------------------------------------------------------------------------------------------------------------------
Wisconsin               76    11,239,644.52      7.27     6.942      653       87.84     147,890.06    41.13     74.29     94.95
---------------------------------------------------------------------------------------------------------------------------------
New York                38    10,600,129.43      6.86     6.570      640       80.13     278,950.77    45.79     71.10     92.00
---------------------------------------------------------------------------------------------------------------------------------
North Carolina          72     9,146,144.19      5.92     7.193      647       90.63     127,029.78    36.41     64.26     83.92
---------------------------------------------------------------------------------------------------------------------------------
New Jersey              45     9,064,665.88      5.86     6.930      640       86.24     201,437.02    43.80     68.52     87.98
---------------------------------------------------------------------------------------------------------------------------------
California              36     8,210,874.66      5.31     6.580      638       75.42     228,079.85    44.89     52.20     87.22
---------------------------------------------------------------------------------------------------------------------------------
Florida                 47     6,874,042.79      4.45     6.638      649       84.17     146,256.23    42.63     60.59     99.10
---------------------------------------------------------------------------------------------------------------------------------
Arizona                 40     6,186,813.95      4.00     6.536      645       86.41     154,670.35    41.00     64.07     94.03
---------------------------------------------------------------------------------------------------------------------------------
Ohio                    48     5,474,957.94      3.54     7.008      622       88.04     114,061.62    40.13     78.45     95.54
---------------------------------------------------------------------------------------------------------------------------------
Pennsylvania            39     5,329,277.93      3.45     7.289      637       85.46     136,648.15    39.72     67.31     77.08
---------------------------------------------------------------------------------------------------------------------------------
Missouri                40     5,297,747.73      3.43     6.599      638       86.54     132,443.69    40.51     85.13     97.49
---------------------------------------------------------------------------------------------------------------------------------
Georgia                 31     4,637,192.18      3.00     6.933      651       90.28     149,586.84    38.52     70.82     97.35
---------------------------------------------------------------------------------------------------------------------------------
Maryland                24     4,622,311.21      2.99     6.531      628       88.23     192,596.30    39.93     92.96     88.68
---------------------------------------------------------------------------------------------------------------------------------
Minnesota               26     4,601,432.95      2.98     7.064      640       87.66     176,978.19    43.05     72.71     80.05
---------------------------------------------------------------------------------------------------------------------------------
Illinois                25     4,375,640.77      2.83     6.834      648       88.22     175,025.63    43.00     79.17     94.29
---------------------------------------------------------------------------------------------------------------------------------
Nevada                  22     4,118,603.87      2.66     6.627      651       79.54     187,209.27    40.29     69.19     95.76
---------------------------------------------------------------------------------------------------------------------------------
Virginia                27     3,891,044.11      2.52     6.554      645       86.69     144,112.74    40.20     89.48    100.00
---------------------------------------------------------------------------------------------------------------------------------
Indiana                 25     3,162,668.41      2.05     6.493      639       84.60     126,506.74    42.59     92.72     94.68
---------------------------------------------------------------------------------------------------------------------------------
Tennessee               25     3,128,474.83      2.02     6.608      635       87.29     125,138.99    40.18     89.92    100.00
---------------------------------------------------------------------------------------------------------------------------------
South Carolina          20     2,910,176.74      1.88     7.466      611       92.38     145,508.84    40.88     73.14     86.32
---------------------------------------------------------------------------------------------------------------------------------
Kentucky                23     2,776,323.04      1.80     6.388      632       82.98     120,709.70    40.00     94.84     93.75
---------------------------------------------------------------------------------------------------------------------------------
South Dakota            20     2,461,106.96      1.59     7.884      605       89.00     123,055.35    37.79     51.43     86.48
---------------------------------------------------------------------------------------------------------------------------------
Kansas                  13     1,516,343.43      0.98     6.576      649       86.37     116,641.80    36.22     78.69     90.72
---------------------------------------------------------------------------------------------------------------------------------
Rhode Island             5     1,165,658.09      0.75     6.755      652       88.66     233,131.62    46.81     79.63    100.00
---------------------------------------------------------------------------------------------------------------------------------
Colorado                 6     1,150,400.55      0.74     6.386      624       88.23     191,733.43    43.78     71.73    100.00
---------------------------------------------------------------------------------------------------------------------------------
Washington               6     1,148,473.83      0.74     6.787      657       88.01     191,412.31    32.96     27.50     88.92
---------------------------------------------------------------------------------------------------------------------------------
Delaware                 9     1,114,979.84      0.72     6.927      632       84.28     123,886.65    32.51     80.15     68.07
---------------------------------------------------------------------------------------------------------------------------------
Massachusetts            6       935,749.41      0.61     6.562      635       92.53     155,958.24    40.49     84.18    100.00
---------------------------------------------------------------------------------------------------------------------------------
Alabama                  6       765,364.14      0.50     6.794      649       85.54     127,560.69    40.99     50.53    100.00
---------------------------------------------------------------------------------------------------------------------------------
Oregon                   5       721,640.94      0.47     6.578      623       87.43     144,328.19    30.69     65.07    100.00
---------------------------------------------------------------------------------------------------------------------------------
New Mexico               5       663,574.86      0.43     6.697      615       88.50     132,714.97    35.60     63.89    100.00
---------------------------------------------------------------------------------------------------------------------------------
Connecticut              3       474,912.16      0.31     6.047      692       78.74     158,304.05    40.13     75.62     75.62
---------------------------------------------------------------------------------------------------------------------------------
Iowa                     6       425,646.63      0.28     7.777      612       86.12      70,941.11    31.42     65.15     83.29
---------------------------------------------------------------------------------------------------------------------------------
North Dakota             4       402,396.33      0.26     8.613      648       82.88     100,599.08    30.37     81.39     46.59
---------------------------------------------------------------------------------------------------------------------------------
New Hampshire            2       375,080.43      0.24     6.995      606       86.38     187,540.22    48.96    100.00    100.00
---------------------------------------------------------------------------------------------------------------------------------
Utah                     2       360,485.84      0.23     6.215      588       80.00     180,242.92    42.25    100.00    100.00
---------------------------------------------------------------------------------------------------------------------------------
Montana                  2       231,519.67      0.15     7.905      581       74.27     115,759.84    32.32    100.00    100.00
---------------------------------------------------------------------------------------------------------------------------------
Nebraska                 2       214,665.95      0.14     8.143      611       97.33     107,332.98    43.35    100.00    100.00
---------------------------------------------------------------------------------------------------------------------------------
Idaho                    1       101,836.54      0.07     7.130      719       85.00     101,836.54    45.71    100.00      0.00
---------------------------------------------------------------------------------------------------------------------------------
Oklahoma                 1        49,561.92      0.03     8.130      601       90.00      49,561.92    35.20    100.00    100.00
---------------------------------------------------------------------------------------------------------------------------------
Total:               1,021   154,576,091.56    100.00     6.813      640       85.67     151,396.76    41.08     71.94     92.19
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                               % FULL   % OWNER
ZIP CODES      Loan Count      UPB         % UPB     GWAC        FICO      AVG LTV       AVG UPB     AVG DTI     DOC       OCC
---------------------------------------------------------------------------------------------------------------------------------
11234                2       742,295.20      0.48     6.077        609       82.34     371,147.60      51.28    100.00    100.00
---------------------------------------------------------------------------------------------------------------------------------
89139                3       687,586.10      0.44     5.935        648       71.89     229,195.37      41.07     38.88    100.00
---------------------------------------------------------------------------------------------------------------------------------
48187                3       673,634.80      0.44     6.360        610       84.49     224,544.93      42.14    100.00    100.00
---------------------------------------------------------------------------------------------------------------------------------
48075                4       671,334.86      0.43     6.600        594       86.93     167,833.72      41.95    100.00    100.00
---------------------------------------------------------------------------------------------------------------------------------
11412                2       640,498.45      0.41     7.479        588       82.29     320,249.23      49.27    100.00    100.00
---------------------------------------------------------------------------------------------------------------------------------
19047                4       615,141.43      0.40     7.130        684       80.00     153,785.36      43.91    100.00      0.00
---------------------------------------------------------------------------------------------------------------------------------
57201                6       608,841.95      0.39     8.031        590       86.23     101,473.66      40.61     33.09     79.65
---------------------------------------------------------------------------------------------------------------------------------
48310                3       604,545.37      0.39     7.295        635       92.10     201,515.12      47.77     66.91    100.00
---------------------------------------------------------------------------------------------------------------------------------
10312                2       574,286.98      0.37     6.842        742       79.40     287,143.49      26.52    100.00     45.22
---------------------------------------------------------------------------------------------------------------------------------
48021                5       552,865.82      0.36     6.634        659       91.54     110,573.16      43.94    100.00     89.80
---------------------------------------------------------------------------------------------------------------------------------
All Others         987   148,205,060.60     95.88     6.813        640       85.76     150,157.10      41.00     71.43     92.61
---------------------------------------------------------------------------------------------------------------------------------
Total:           1,021   154,576,091.56    100.00     6.813        640       85.67     151,396.76      41.08     71.94     92.19
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                             % Full     % Owner
AMORT TYPE      Loan Count      UPB         % UPB    GWAC      FICO      AVG LTG       WA PB     AVG DTI       Doc      Occupied
---------------------------------------------------------------------------------------------------------------------------------
ARM 2/28            875   129,537,086.18     83.80    6.838      639       85.86    148,042.38     40.90       71.10       92.18
---------------------------------------------------------------------------------------------------------------------------------
ARM 3/27            125    20,849,347.51     13.49    6.672      645       85.24    166,794.78     41.93       73.91       92.23
---------------------------------------------------------------------------------------------------------------------------------
ARM 5/25             21     4,189,657.87      2.71    6.737      661       81.90    199,507.52     42.69       88.17       92.46
---------------------------------------------------------------------------------------------------------------------------------
Total:            1,021   154,576,091.56    100.00    6.813      640       85.67    151,396.76     41.08       71.94       92.19
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                             % FULL     % OWNER
MTH TO MTY     Loan Count      UPB          % UPB    GWAC      FICO      AVG LTV      AVG UPB    AVG DTI       DOC         OCC
---------------------------------------------------------------------------------------------------------------------------------
241 >=            1,021   154,576,091.56    100.00    6.813      640       85.67    151,396.76     41.08       71.94       92.19
---------------------------------------------------------------------------------------------------------------------------------
Total:            1,021   154,576,091.56    100.00    6.813      640       85.67    151,396.76     41.08       71.94       92.19
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                               % FULL    % OWNER
PERIODIC CAP     Loan Count      UPB         % UPB       GWAC       FICO      AVG LTV      AVG UPB   AVG DTI     DOC       OCC
---------------------------------------------------------------------------------------------------------------------------------
1                    582    91,337,937.43     59.09       6.611       645       85.06    156,938.04    42.33     72.79     96.75
---------------------------------------------------------------------------------------------------------------------------------
1.5                  406    58,147,104.20     37.62       7.118       631       87.45    143,219.47    39.21     71.46     87.01
---------------------------------------------------------------------------------------------------------------------------------
2                     32     5,040,708.14      3.26       6.935       654       76.00    157,522.13    40.49     61.77     70.31
---------------------------------------------------------------------------------------------------------------------------------
3                      1        50,341.79      0.03       8.750       627       80.00     50,341.79     6.62    100.00      0.00
---------------------------------------------------------------------------------------------------------------------------------
Total:             1,021   154,576,091.56    100.00       6.813       640       85.67    151,396.76    41.08     71.94     92.19
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                                                                               % FULL    % OWNER
MTH TO RESET     Loan Count      UPB         % UPB       GWAC       FICO      AVG LTV      AVG UPB   AVG DTI     DOC       OCC
---------------------------------------------------------------------------------------------------------------------------------
13 - 24              875   129,537,086.18     83.80       6.838       639       85.86    148,042.38    40.90     71.10     92.18
---------------------------------------------------------------------------------------------------------------------------------
25 >=                146    25,039,005.38     16.20       6.683       647       84.68    171,500.04    42.06     76.29     92.27
---------------------------------------------------------------------------------------------------------------------------------
Total:             1,021   154,576,091.56    100.00       6.813       640       85.67    151,396.76    41.08     71.94     92.19
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                               % FULL   % OWNER
LIFE MAXIMUM RATE    Loan Count      UPB         % UPB     GWAC     FICO     AVG LTV      AVG UPB    AVG DTI     DOC       OCC
---------------------------------------------------------------------------------------------------------------------------------
<= 11.999                  69    13,348,457.58     8.64     5.607     655      83.64    193,455.91     40.35     81.38     96.20
---------------------------------------------------------------------------------------------------------------------------------
12.000 - 12.499            77    12,457,520.73     8.06     6.079     653      84.72    161,785.98     42.40     73.46     96.77
---------------------------------------------------------------------------------------------------------------------------------
12.500 - 12.999           205    33,093,550.69    21.41     6.418     646      84.31    161,431.95     42.08     76.14     94.13
---------------------------------------------------------------------------------------------------------------------------------
13.000 - 13.499           254    38,211,277.31    24.72     6.691     645      86.13    150,438.10     41.80     72.91     94.52
---------------------------------------------------------------------------------------------------------------------------------
13.500 - 13.999           236    35,330,406.67    22.86     7.335     634      89.17    149,705.11     39.90     66.91     92.10
---------------------------------------------------------------------------------------------------------------------------------
14.000 - 14.499            92    11,006,764.31     7.12     7.840     629      85.49    119,638.74     38.61     57.55     78.72
---------------------------------------------------------------------------------------------------------------------------------
14.500 - 14.999            59     6,889,448.80     4.46     8.307     602      81.90    116,770.32     39.39     73.34     77.58
---------------------------------------------------------------------------------------------------------------------------------
15.000 - 15.499            13     1,095,753.01     0.71     8.531     585      75.34     84,288.69     44.09     72.84     77.86
---------------------------------------------------------------------------------------------------------------------------------
15.500 - 15.999             8     1,098,392.99     0.71     7.033     630      82.56    137,299.12     44.56     74.77     81.68
---------------------------------------------------------------------------------------------------------------------------------
16.000 - 16.499             2       431,968.91     0.28     6.695     633      73.68    215,984.46     45.69     23.00    100.00
---------------------------------------------------------------------------------------------------------------------------------
16.500 - 16.999             2       420,265.77     0.27     6.574     611      85.84    210,132.89     48.07    100.00    100.00
---------------------------------------------------------------------------------------------------------------------------------
17.000 - 17.499             2       678,194.01     0.44     7.313     579      82.44    339,097.01     40.72    100.00    100.00
---------------------------------------------------------------------------------------------------------------------------------
17.500 - 17.999             2       514,090.78     0.33     7.990     627      70.04    257,045.39     45.02     55.36    100.00
---------------------------------------------------------------------------------------------------------------------------------
Total:                  1,021   154,576,091.56   100.00     6.813     640      85.67    151,396.76     41.08     71.94     92.19
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                               % FULL    % OWNER
MARGIN              Loan Count      UPB        % UPB     GWAC      FICO     AVG LTV       AVG UPB    AVG DTI      DOC       OCC
---------------------------------------------------------------------------------------------------------------------------------
<= 2.999                 1       190,506.90     0.12     7.350      587      90.00     190,506.90     31.06     100.00    100.00
---------------------------------------------------------------------------------------------------------------------------------
3.500 - 3.999            1       131,237.53     0.08     6.000      612      93.93     131,237.53     36.73     100.00    100.00
---------------------------------------------------------------------------------------------------------------------------------
4.000 - 4.499            1       295,201.10     0.19     4.380      579      80.00     295,201.10     48.19     100.00    100.00
---------------------------------------------------------------------------------------------------------------------------------
4.500 - 4.999            4       940,753.05     0.61     5.646      648      84.95     235,188.26     41.82      80.42    100.00
---------------------------------------------------------------------------------------------------------------------------------
5.000 - 5.499           34     5,884,360.70     3.81     5.739      658      82.18     173,069.43     41.78      82.91     94.48
---------------------------------------------------------------------------------------------------------------------------------
5.500 - 5.999          123    20,431,131.80    13.22     5.989      651      81.61     166,106.76     43.11      74.35     98.09
---------------------------------------------------------------------------------------------------------------------------------
6.000 - 6.499          183    28,836,251.49    18.66     6.416      655      84.60     157,575.14     42.13      67.45     95.82
---------------------------------------------------------------------------------------------------------------------------------
6.500 - 6.999          502    71,391,578.90    46.19     7.068      634      87.56     142,214.30     39.65      70.30     89.04
---------------------------------------------------------------------------------------------------------------------------------
7.000 - 7.499           71    10,682,357.41     6.91     7.308      643      87.12     150,455.74     41.83      74.79     87.16
---------------------------------------------------------------------------------------------------------------------------------
7.500 - 7.999           64    11,392,892.36     7.37     7.369      623      83.61     178,013.94     43.69      75.07     96.54
---------------------------------------------------------------------------------------------------------------------------------
8.000 >=                37     4,399,820.32     2.85     8.294      610      87.29     118,914.06     38.50      81.29     87.30
---------------------------------------------------------------------------------------------------------------------------------
Total:               1,021   154,576,091.56   100.00     6.813      640      85.67     151,396.76     41.08      71.94     92.19
---------------------------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


----------------------------------------------------------------------------      -----------------------------------------------
                         REQUIRED DATA                                                          ADDITIONAL DATA
----------------------------------------------------------------------------      -----------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                                                                               % FULL    % OWNER
ORIGINATOR         Loan Count       UPB         % UPB       GWAC    FICO      AVG LTV      AVG UPB   AVG DTI      DOC       OCC
---------------------------------------------------------------------------------------------------------------------------------
Equity One             106    36,638,999.27    100.00       6.667    645       82.10     345,650.94    37.95      59.63    84.99
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                 106    36,638,999.27    100.00       6.667    645       82.10     345,650.94    37.95      59.63    84.99
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                % FULL   % OWNER
PRINCIPAL BALANCE            Loan Count     UPB        % UPB     GWAC     FICO    AVG LTV    AVG UPB   AVG DTI    DOC      OCC
---------------------------------------------------------------------------------------------------------------------------------
50,001.01 - 75,001.00            3       186,772.69     0.51     7.206     617     86.52    62,257.56    31.23   100.00   100.00
---------------------------------------------------------------------------------------------------------------------------------
75,001.01 - 100,001.00           3       254,884.15     0.70     7.092     694     87.03    84,961.38    43.53    29.74   100.00
---------------------------------------------------------------------------------------------------------------------------------
100,001.01 - 125,001.00          6       681,818.31     1.86     7.646     630     89.75   113,636.39    35.27    83.86    85.21
---------------------------------------------------------------------------------------------------------------------------------
150,001.01 - 175,001.00          7     1,165,090.85     3.18     6.856     637     84.79   166,441.55    36.82   100.00    85.32
---------------------------------------------------------------------------------------------------------------------------------
175,001.01 - 200,001.00          2       358,637.04     0.98     7.337     691     92.22   179,318.52    49.53    51.15   100.00
---------------------------------------------------------------------------------------------------------------------------------
200,001.01 - 225,001.00          4       853,447.50     2.33     6.553     622     90.10   213,361.88    47.51    76.31   100.00
---------------------------------------------------------------------------------------------------------------------------------
225,001.01 - 250,001.00          3       712,888.97     1.95     7.028     687     69.78   237,629.66    13.88    66.18    65.69
---------------------------------------------------------------------------------------------------------------------------------
250,001.01 - 275,001.00          6     1,561,194.79     4.26     6.992     668     81.35   260,199.13    25.33    83.06    50.89
---------------------------------------------------------------------------------------------------------------------------------
275,001.01 - 350,001.00         10     3,237,957.36     8.84     6.386     645     81.03   323,795.74    30.13    68.07    63.55
---------------------------------------------------------------------------------------------------------------------------------
350,001.01 - 450,001.00         41    16,228,939.42    44.29     6.527     649     83.67   395,827.79    40.39    60.87    87.77
---------------------------------------------------------------------------------------------------------------------------------
450,001.01 >=                   21    11,397,368.19    31.11     6.771     634     79.20   542,731.82    39.12    45.28    90.79
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                         106    36,638,999.27   100.00     6.667     645     82.10   345,650.94    37.95    59.63    84.99
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                             % FULL      % OWNER
CURRENT RATE     Loan Count       UPB        % UPB    GWAC      FICO      AVG LTV     AVG UPB    AVG DTI       DOC         OCC
---------------------------------------------------------------------------------------------------------------------------------
4.501 - 5.500          8     2,308,439.83     6.30    5.230      639       85.66     288,554.98    40.12      100.00      100.00
---------------------------------------------------------------------------------------------------------------------------------
5.501 - 6.000         17     6,763,868.53    18.46    5.833      671       77.30     397,874.62    42.40       45.59      100.00
---------------------------------------------------------------------------------------------------------------------------------
6.001 - 6.500         16     5,772,416.43    15.75    6.288      653       83.54     360,776.03    43.27       66.79       86.05
---------------------------------------------------------------------------------------------------------------------------------
6.501 - 7.000         32    12,110,955.81    33.05    6.813      631       81.45     378,467.37    32.71       66.51       75.58
---------------------------------------------------------------------------------------------------------------------------------
7.001 - 7.500         10     3,221,816.31     8.79    7.239      659       79.99     322,181.63    37.49       41.21       84.34
---------------------------------------------------------------------------------------------------------------------------------
7.501 - 8.000         17     5,681,166.37    15.51    7.777      630       87.30     334,186.26    39.97       44.81       80.10
---------------------------------------------------------------------------------------------------------------------------------
8.001 - 8.500          5       728,589.39     1.99    8.189      642       83.77     145,717.88    22.62       84.90       86.16
---------------------------------------------------------------------------------------------------------------------------------
8.501 - 9.000          1        51,746.60     0.14    8.870      555       80.00      51,746.60    17.34      100.00      100.00
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:               106    36,638,999.27   100.00    6.667      645       82.10     345,650.94    37.95       59.63       84.99
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                               % FULL   % OWNER
CREDIT SCORE    Loan Count        UPB          % UPB       GWAC     FICO    AVG LTV     AVG UPB      AVG DTI     DOC       OCC
---------------------------------------------------------------------------------------------------------------------------------
520 - 539             1       455,867.43       1.24       6.990     526     72.66      455,867.43      52.43    100.00    100.00
---------------------------------------------------------------------------------------------------------------------------------
540 - 559             1        51,746.60       0.14       8.870     555     80.00       51,746.60      17.34    100.00    100.00
---------------------------------------------------------------------------------------------------------------------------------
560 - 579             5     1,590,903.20       4.34       7.089     571     81.63      318,180.64      40.93     76.67    100.00
---------------------------------------------------------------------------------------------------------------------------------
580 - 599            10     4,257,328.95      11.62       7.193     589     84.98      425,732.90      35.63     52.02    100.00
---------------------------------------------------------------------------------------------------------------------------------
600 - 619            13     4,877,277.96      13.31       6.710     610     85.08      375,175.23      40.90     77.82     93.86
---------------------------------------------------------------------------------------------------------------------------------
620 - 639            21     7,013,225.56      19.14       6.442     629     82.44      333,963.12      39.45     56.98     86.70
---------------------------------------------------------------------------------------------------------------------------------
640 - 659            16     5,521,441.94      15.07       6.522     653     81.73      345,090.12      41.24     53.76     87.29
---------------------------------------------------------------------------------------------------------------------------------
660 - 679            17     5,532,254.14      15.10       6.535     672     83.35      325,426.71      37.43     67.63     74.17
---------------------------------------------------------------------------------------------------------------------------------
680 - 699             8     3,000,000.25       8.19       6.721     687     78.85      375,000.03      37.17     31.26     67.00
---------------------------------------------------------------------------------------------------------------------------------
700 - 719             6     1,926,653.41       5.26       7.053     710     83.95      321,108.90      35.25     51.43     86.89
---------------------------------------------------------------------------------------------------------------------------------
720 - 739             5     1,250,319.53       3.41       6.416     728     77.10      250,063.91      22.28     64.77     48.86
---------------------------------------------------------------------------------------------------------------------------------
740 - 759             1       408,767.05       1.12       5.990     743    100.00      408,767.05      30.58    100.00    100.00
---------------------------------------------------------------------------------------------------------------------------------
760 - 779             1       254,283.81       0.69       6.370     760     79.54      254,283.81       1.61    100.00      0.00
---------------------------------------------------------------------------------------------------------------------------------
780 - 799             1       498,929.44       1.36       5.630     794     35.71      498,929.44      35.67      0.00    100.00
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:              106    36,638,999.27     100.00       6.667     645     82.10      345,650.94      37.95     59.63     84.99
---------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                                                                                               % FULL    % OWNER
LIEN STATUS     Loan Count      UPB         % UPB     GWAC      FICO      AVG LTV        AVG UPB     AVG DTI     DOC       OCC
---------------------------------------------------------------------------------------------------------------------------------
FIRST LIENS         106    36,638,999.27    100.00     6.667      645       82.10      345,650.94      37.95     59.63     84.99
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:              106    36,638,999.27    100.00     6.667      645       82.10      345,650.94      37.95     59.63     84.99
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                % FULL   % OWNER
ORIG LTV            Loan Count        UPB        % UPB       GWAC    FICO    AVG LTV      AVG UPB     AVG DTI     DOC       OCC
---------------------------------------------------------------------------------------------------------------------------------
<= 40.00                  1       498,929.44     1.36       5.630    794       35.71     498,929.44    35.67      0.00    100.00
---------------------------------------------------------------------------------------------------------------------------------
50.01 - 60.00             1       699,412.49     1.91       6.880    588       58.33     699,412.49    28.90      0.00    100.00
---------------------------------------------------------------------------------------------------------------------------------
60.01 - 70.00            10     3,063,933.76     8.36       6.679    663       65.54     306,393.38    31.78     46.98     64.92
---------------------------------------------------------------------------------------------------------------------------------
70.01 - 80.00            41    14,578,170.60    39.79       6.607    648       77.19     355,565.14    35.48     57.84     72.27
---------------------------------------------------------------------------------------------------------------------------------
80.01 - 90.00            33    11,667,801.28    31.85       6.545    638       88.91     353,569.74    42.12     58.95     96.73
---------------------------------------------------------------------------------------------------------------------------------
90.01 - 100.00           20     6,130,751.70    16.73       7.096    637       95.57     306,537.58    40.20     83.13    100.00
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                  106    36,638,999.27   100.00       6.667    645       82.10     345,650.94    37.95     59.63     84.99
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                                                       % FULL       % OWNER
COMBINED LTV        Loan Count      UPB         % UPB      GWAC     FICO    AVG LTV    AVG UPB       AVG DTI     DOC       OCC
---------------------------------------------------------------------------------------------------------------------------------
<= 40.00                 1       498,929.44      1.36      5.630     794     35.71     498,929.44      35.67      0.00    100.00
---------------------------------------------------------------------------------------------------------------------------------
50.01 - 60.00            1       699,412.49      1.91      6.880     588     58.33     699,412.49      28.90      0.00    100.00
---------------------------------------------------------------------------------------------------------------------------------
60.01 - 70.00           10     3,063,933.76      8.36      6.679     663     65.54     306,393.38      31.78     46.98     64.92
---------------------------------------------------------------------------------------------------------------------------------
70.01 - 80.00           41    14,578,170.60     39.79      6.607     648     77.19     355,565.14      35.48     57.84     72.27
---------------------------------------------------------------------------------------------------------------------------------
80.01 - 90.00           33    11,667,801.28     31.85      6.545     638     88.91     353,569.74      42.12     58.95     96.73
---------------------------------------------------------------------------------------------------------------------------------
90.01 - 100.00          20     6,130,751.70     16.73      7.096     637     95.57     306,537.58      40.20     83.13    100.00
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                 106    36,638,999.27    100.00      6.667     645     82.10     345,650.94      37.95     59.63     84.99
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                               % FULL    % OWNER
SILENT SECONDS    Loan Count       UPB           % UPB     GWAC     FICO    AVG LTV      AVG UPB     AVG DTI     DOC       OCC
---------------------------------------------------------------------------------------------------------------------------------
N                     102    35,379,725.90       96.56     6.674     645     82.18     346,860.06      37.77     58.19     84.46
---------------------------------------------------------------------------------------------------------------------------------
Y                       4     1,259,273.37        3.44     6.466     643     80.00     314,818.34      43.00    100.00    100.00
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                106    36,638,999.27      100.00     6.667     645     82.10     345,650.94      37.95     59.63     84.99
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                               % FULL   % OWNER
DOC TYPE        Loan Count      UPB          % UPB     GWAC      FICO      AVG LTG         WA PB     AVG DTI     Doc    Occupied
---------------------------------------------------------------------------------------------------------------------------------
FULL                 69    21,846,090.81      59.63     6.592      641       84.81      316,610.01     37.12    100.00     80.38
---------------------------------------------------------------------------------------------------------------------------------
STATED               29    10,481,127.04      28.61     6.641      669       78.19      361,418.17     42.11      0.00     95.88
---------------------------------------------------------------------------------------------------------------------------------
ALT                   6     3,530,830.32       9.64     7.078      597       78.96      588,471.72     29.89      0.00    100.00
---------------------------------------------------------------------------------------------------------------------------------
LITE                  2       780,951.10       2.13     7.264      643       73.00      390,475.55     41.81      0.00      0.00
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:              106    36,638,999.27     100.00     6.667      645       82.10      345,650.94     37.95     59.63     84.99
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                              % FULL    % OWNER
LOAN PURPOSE        Loan Count        UPB        % UPB      GWAC     FICO    AVG LTG      WA PB     AVG DTI     Doc     Occupied
---------------------------------------------------------------------------------------------------------------------------------
CASHOUT REFI             78    26,643,506.02    72.72       6.690     642     82.49    341,583.41     38.04     57.92      89.11
---------------------------------------------------------------------------------------------------------------------------------
PURCHASE                 21     7,279,593.02    19.87       6.610     661     82.13    346,647.29     35.78     65.72      75.24
---------------------------------------------------------------------------------------------------------------------------------
RATE/TERM REFI            7     2,715,900.23     7.41       6.592     633     78.16    387,985.75     42.90     60.05      70.71
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                  106    36,638,999.27   100.00       6.667     645     82.10    345,650.94     37.95     59.63      84.99
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                              % FULL    % OWNER
OCCUPANCY        Loan Count       UPB         % UPB     GWAC     FICO      AVG LTG        WA PB     AVG DTI     Doc     Occupied
---------------------------------------------------------------------------------------------------------------------------------
OWNER OCCUPIED        89    31,140,196.54     84.99     6.603     640       83.35      349,889.85     40.56     56.39     100.00
---------------------------------------------------------------------------------------------------------------------------------
NON-OWNER             14     4,166,862.10     11.37     7.060     687       74.98      297,633.01     15.65     89.65       0.00
---------------------------------------------------------------------------------------------------------------------------------
SECOND HOME            3     1,331,940.63      3.64     6.927     635       75.24      443,980.21     46.81     41.37       0.00
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:               106    36,638,999.27    100.00     6.667     645       82.10      345,650.94     37.95     59.63      84.99
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                               % FULL    % OWNER
PROPERTY TYPE     Loan Count      UPB         % UPB      GWAC      FICO    AVG LTG        WA PB      AVG DTI     Doc    Occupied
---------------------------------------------------------------------------------------------------------------------------------
SINGLE FAMILY          87    31,204,545.31     85.17      6.624      639     82.93     358,672.93      41.18     55.10     94.35
---------------------------------------------------------------------------------------------------------------------------------
MULTI-FAMILY           12     3,164,317.82      8.64      6.964      694     73.53     263,693.15       1.46    100.00      7.18
---------------------------------------------------------------------------------------------------------------------------------
2-4 FAMILY              5     1,752,032.69      4.78      7.196      640     83.09     350,406.54      44.71     75.28     54.43
---------------------------------------------------------------------------------------------------------------------------------
CONDO                   2       518,103.45      1.41      5.627      728     81.17     259,051.73      43.41     32.90    100.00
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                106    36,638,999.27    100.00      6.667      645     82.10     345,650.94      37.95     59.63     84.99
---------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                              % FULL    % OWNER
STATE               Loan Count      UPB        % UPB     GWAC     FICO    AVG LTG       WA PB      AVG DTI     Doc      Occupied
---------------------------------------------------------------------------------------------------------------------------------
California              17     6,815,259.77    18.60     6.446     653     84.22      400,897.63    41.04      59.47       86.35
---------------------------------------------------------------------------------------------------------------------------------
Virginia                11     3,739,854.97    10.21     6.273     673     85.21      339,986.82    42.24      68.07      100.00
---------------------------------------------------------------------------------------------------------------------------------
Massachusetts            9     2,776,268.83     7.58     6.392     680     80.13      308,474.31    25.53      66.73       54.75
---------------------------------------------------------------------------------------------------------------------------------
New Jersey               6     2,257,435.46     6.16     6.913     638     78.25      376,239.24    30.29     100.00       53.24
---------------------------------------------------------------------------------------------------------------------------------
New York                 6     2,180,743.91     5.95     6.823     649     88.58      363,457.32    43.16      64.06       86.26
---------------------------------------------------------------------------------------------------------------------------------
Pennsylvania             6     2,003,529.26     5.47     7.005     611     76.15      333,921.54    38.40      65.09       94.97
---------------------------------------------------------------------------------------------------------------------------------
Michigan                 8     1,863,510.40     5.09     6.542     653     82.58      232,938.80    43.96      39.09      100.00
---------------------------------------------------------------------------------------------------------------------------------
Ohio                     6     1,807,803.27     4.93     6.958     623     91.55      301,300.55    44.27      93.91      100.00
---------------------------------------------------------------------------------------------------------------------------------
Florida                  4     1,318,243.52     3.60     6.477     661     87.27      329,560.88    37.50      33.66      100.00
---------------------------------------------------------------------------------------------------------------------------------
Wisconsin                5     1,246,425.91     3.40     6.646     618     82.08      249,285.18    41.43      42.29       69.39
---------------------------------------------------------------------------------------------------------------------------------
Maryland                 4     1,242,067.92     3.39     6.774     588     78.65      310,516.98    45.52     100.00      100.00
---------------------------------------------------------------------------------------------------------------------------------
South Carolina           2     1,150,432.46     3.14     6.438     614     74.15      575,216.23    20.23       0.00      100.00
---------------------------------------------------------------------------------------------------------------------------------
North Carolina           2     1,017,870.97     2.78     7.920     581     86.35      508,935.49    29.83       0.00      100.00
---------------------------------------------------------------------------------------------------------------------------------
Rhode Island             3       961,537.16     2.62     6.790     690     80.55      320,512.39    15.16      72.49       27.51
---------------------------------------------------------------------------------------------------------------------------------
Nevada                   2       937,949.61     2.56     6.202     611     81.29      468,974.81    43.92      48.39      100.00
---------------------------------------------------------------------------------------------------------------------------------
Illinois                 4       805,095.13     2.20     7.002     632     89.64      201,273.78    47.42     100.00      100.00
---------------------------------------------------------------------------------------------------------------------------------
Connecticut              2       731,415.85     2.00     7.540     664     97.24      365,707.93    37.59      72.36      100.00
---------------------------------------------------------------------------------------------------------------------------------
Georgia                  1       696,488.15     1.90     7.630     584     91.30      696,488.15    49.70       0.00      100.00
---------------------------------------------------------------------------------------------------------------------------------
Kentucky                 2       649,432.25     1.77     5.789     673     69.78      324,716.13    45.00      23.33      100.00
---------------------------------------------------------------------------------------------------------------------------------
Alabama                  2       639,293.08     1.74     7.429     616     76.14      319,646.54    43.12      40.78      100.00
---------------------------------------------------------------------------------------------------------------------------------
Tennessee                1       521,576.38     1.42     6.630     564     71.58      521,576.38    38.45     100.00      100.00
---------------------------------------------------------------------------------------------------------------------------------
Minnesota                1       498,929.44     1.36     5.630     794     35.71      498,929.44    35.67       0.00      100.00
---------------------------------------------------------------------------------------------------------------------------------
Idaho                    1       399,419.72     1.09     7.630     655     61.54      399,419.72    45.40       0.00        0.00
---------------------------------------------------------------------------------------------------------------------------------
New Hampshire            1       378,415.85     1.03     6.630     675     75.75      378,415.85     1.21     100.00        0.00
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                 106    36,638,999.27   100.00     6.667     645     82.10      345,650.94    37.95      59.63       84.99
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                              % FULL    % OWNER
ZIP CODES       Loan Count     UPB            % UPB       GWAC        FICO    AVG LTV     AVG UPB    AVG DTI    DOC       OCC
---------------------------------------------------------------------------------------------------------------------------------
29466                2     1,150,432.46        3.14       6.438        614     74.15     575,216.23    20.23      0.00    100.00
---------------------------------------------------------------------------------------------------------------------------------
95758                2       850,432.06        2.32       6.372        607     90.22     425,216.03    24.77    100.00    100.00
---------------------------------------------------------------------------------------------------------------------------------
19073                1       699,412.49        1.91       6.880        588     58.33     699,412.49    28.90      0.00    100.00
---------------------------------------------------------------------------------------------------------------------------------
300042716            1       696,488.15        1.90       7.630        584     91.30     696,488.15    49.70      0.00    100.00
---------------------------------------------------------------------------------------------------------------------------------
27608                1       646,654.70        1.76       7.880        584     90.00     646,654.70    25.19      0.00    100.00
---------------------------------------------------------------------------------------------------------------------------------
45152                1       627,811.95        1.71       6.750        654     90.00     627,811.95    49.32    100.00    100.00
---------------------------------------------------------------------------------------------------------------------------------
2860                 2       566,773.42        1.55       6.901        664     81.62     283,386.71    24.91     53.33     46.67
---------------------------------------------------------------------------------------------------------------------------------
2720                 2       552,998.27        1.51       6.705        721     79.07     276,499.14     1.60    100.00      0.00
---------------------------------------------------------------------------------------------------------------------------------
8203                 1       550,989.53        1.50       6.450        624     78.41     550,989.53    53.90    100.00      0.00
---------------------------------------------------------------------------------------------------------------------------------
8060                 1       529,938.11        1.45       5.990        610     89.85     529,938.11    41.13    100.00    100.00
---------------------------------------------------------------------------------------------------------------------------------
All Others          92    29,767,068.13       81.24       6.640        650     82.18     323,555.09    39.56     61.92     86.25
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:             106    36,638,999.27      100.00       6.667        645     82.10     345,650.94    37.95     59.63     84.99
---------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                                                                                            % FULL      % OWNER
AMORT TYPE     Loan Count     UPB         % UPB     GWAC      FICO      AVG LTG       WA PB      AVG DTI      Doc      Occupied
---------------------------------------------------------------------------------------------------------------------------------
ARM 2/28           90    31,889,945.11     87.04     6.683      646       82.54     354,332.72      37.06      63.72       83.70
---------------------------------------------------------------------------------------------------------------------------------
ARM 3/27           14     4,078,262.74     11.13     6.340      643       78.99     291,304.48      43.92      30.03      100.00
---------------------------------------------------------------------------------------------------------------------------------
ARM 5/25            2       670,791.42      1.83     7.883      587       80.00     335,395.71      43.94      44.66       55.34
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:            106    36,638,999.27    100.00     6.667      645       82.10     345,650.94      37.95      59.63       84.99
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                              % FULL     % OWNER
MTH TO MTY      Loan Count        UPB           % UPB     GWAC     FICO     AVG LTV      AVG UPB     AVG DTI     DOC        OCC
---------------------------------------------------------------------------------------------------------------------------------
241 >=              106    36,638,999.27      100.00     6.667     645       82.10      345,650.94    37.95     59.63      84.99
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:              106    36,638,999.27      100.00     6.667     645       82.10      345,650.94    37.95     59.63      84.99
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                               % FULL   % OWNER
PERIODIC CAP    Loan Count      UPB         % UPB       GWAC     FICO      AVG LTV      AVG UPB     AVG DTI      DOC       OCC
---------------------------------------------------------------------------------------------------------------------------------
1                    60    17,853,364.39     48.73       6.537     655       83.67    297,556.07      43.07      50.92     94.79
---------------------------------------------------------------------------------------------------------------------------------
1.5                  43    17,498,198.30     47.76       6.838     634       80.33    406,934.84      32.08      70.39     73.89
---------------------------------------------------------------------------------------------------------------------------------
2                     3     1,287,436.58      3.51       6.150     649       84.36    429,145.53      46.72      34.14    100.00
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:              106    36,638,999.27    100.00       6.667     645       82.10    345,650.94      37.95      59.63     84.99
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                               % FULL    % OWNER
MTH TO RESET     Loan Count     UPB        % UPB       GWAC     FICO      AVG LTV      AVG UPB     AVG DTI       DOC       OCC
---------------------------------------------------------------------------------------------------------------------------------
13 - 24              90    31,889,945.11    87.04       6.683     646       82.54    354,332.72      37.06       63.72     83.70
---------------------------------------------------------------------------------------------------------------------------------
25 >=                16     4,749,054.16    12.96       6.558     635       79.13    296,815.89      43.93       32.10     93.69
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:              106    36,638,999.27   100.00       6.667     645       82.10    345,650.94      37.95       59.63     84.99
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                               % FULL    % OWNER
LIFE MAXIMUM RATE   Loan Count      UPB        % UPB     GWAC       FICO      AVG LTV     AVG UPB    AVG DTI     DOC       OCC
---------------------------------------------------------------------------------------------------------------------------------
<= 11.999               20     7,058,015.44    19.26     5.709       661       79.76     352,900.77    42.48     60.56    100.00
---------------------------------------------------------------------------------------------------------------------------------
12.000 - 12.499         10     3,269,162.45     8.92     6.175       639       83.18     326,916.25    39.44    100.00     75.37
---------------------------------------------------------------------------------------------------------------------------------
12.500 - 12.999         31    11,745,485.28    32.06     6.659       637       80.23     378,886.62    32.41     61.87     74.82
---------------------------------------------------------------------------------------------------------------------------------
13.000 - 13.499         12     4,018,790.66    10.97     6.630       662       82.58     334,899.22    40.14     56.00     87.45
---------------------------------------------------------------------------------------------------------------------------------
13.500 - 13.999         21     7,197,453.91    19.64     7.475       628       87.36     342,735.90    39.84     51.34     90.29
---------------------------------------------------------------------------------------------------------------------------------
14.000 - 14.499          9     2,447,619.67     6.68     7.477       664       80.90     271,957.74    37.42     25.27     95.88
---------------------------------------------------------------------------------------------------------------------------------
14.500 - 14.999          2       483,163.77     1.32     8.084       668       80.00     241,581.89    45.61     10.71     10.71
---------------------------------------------------------------------------------------------------------------------------------
16.500 - 16.999          1       419,308.09     1.14     6.990       619       80.00     419,308.09    46.17    100.00    100.00
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                 106    36,638,999.27   100.00     6.667       645       82.10     345,650.94    37.95     59.63     84.99
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                               % FULL    % OWNER
MARGIN          Loan Count      UPB           % UPB       GWAC      FICO     AVG LTV     AVG UPB      AVG DTI    DOC       OCC
---------------------------------------------------------------------------------------------------------------------------------
4.500 - 4.999        2       528,664.93        1.44       4.895      679      83.03     264,332.47     48.06    100.00    100.00
---------------------------------------------------------------------------------------------------------------------------------
5.000 - 5.499        8     2,519,775.58        6.88       5.628      653      83.06     314,971.95     36.16     70.67    100.00
---------------------------------------------------------------------------------------------------------------------------------
5.500 - 5.999        8     2,953,737.48        8.06       5.888      672      78.54     369,217.19     45.13     44.59    100.00
---------------------------------------------------------------------------------------------------------------------------------
6.000 - 6.499       11     3,721,297.19       10.16       6.314      658      84.83     338,299.74     42.15     35.73    100.00
---------------------------------------------------------------------------------------------------------------------------------
6.500 - 6.999       59    22,679,705.31       61.90       6.843      638      81.51     384,401.78     34.93     66.23     77.66
---------------------------------------------------------------------------------------------------------------------------------
7.000 - 7.499        9     2,235,696.66        6.10       7.532      645      81.46     248,410.74     46.71     39.23     80.70
---------------------------------------------------------------------------------------------------------------------------------
7.500 - 7.999        6     1,034,172.40        2.82       7.594      628      89.34     172,362.07     41.83     91.02    100.00
---------------------------------------------------------------------------------------------------------------------------------
8.000 >=             3       965,949.72        2.64       6.971      640      86.97     321,983.24     45.58      5.36    100.00
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:             106    36,638,999.27      100.00       6.667      645      82.10     345,650.94     37.95     59.63     84.99
---------------------------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.